UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_________________________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

_________________________________
ALPHATEC HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
 _________________________________

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ALPHATEC HOLDINGS, INC.
5818 El Camino Real
Carlsbad, CA 92008
(760) 431-9286
June [•], 2016

Dear Stockholder,
We cordially invite you to attend our 2016 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on July [•], 2016 at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008.
Details regarding the meeting, the business to be conducted at the meeting, and information about Alphatec Holdings, Inc. that you should consider when you vote your shares are described in this proxy statement.
We are asking stockholders of Alphatec Holdings, Inc.:

•	to elect seven persons to our Board of Directors;

•	to approve the Alphatec Holdings, Inc. 2016 Equity Incentive Plan;

•
to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share, at a ratio in the range of 1:4 to 1:12, such ratio to be determined by our Board of Directors to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders;

•	to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

•	to approve the compensation of our named executive officers, as disclosed in this proxy statement.
The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On June [•], 2016, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2016 Annual Meeting of Stockholders and our 2015 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of Alphatec Holdings, Inc. We look forward to seeing you at the annual meeting.
Sincerely,

/s/ James M. Corbett
James M. Corbett
President and Chief Executive Officer

ALPHATEC HOLDINGS, INC.
5818 El Camino Real
Carlsbad, CA 92008
(760) 431-9286
June [•], 2016
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m., PT
DATE: [•], July [•], 2016
PLACE: Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008
NOTICE IS HEREBY GIVEN that the annual meeting of Alphatec Holdings, Inc. will be held on July [•], 2016 (the “Annual Meeting”), for the following purposes:

1.	To elect seven directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation;

2.	To approve the Alphatec Holdings, Inc. 2016 Equity Incentive Plan;

3.
To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share, at a ratio in the range of 1:4 to 1:12, such ratio to be determined by our Board of Directors, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders;

4.	To ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

5.	To approve by an advisory vote, the compensation of our named executive officers, or the Named Executive Officers, as disclosed in this proxy statement; and

6.	To transact such other business as may be properly presented at the Annual Meeting and any adjournments or postponements thereof.
Only the stockholders of record of our common stock as of the close of business on May [•], 2016 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A total of 102,494,745 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.
At the Annual Meeting and for the ten-day period immediately prior to the Annual Meeting, the list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008 for such purposes as are set forth in the General Corporation Law of the State of Delaware.
At least a majority of all issued and outstanding shares of common stock entitled to vote at a meeting is required to constitute a quorum for the conduct of business at the Annual Meeting. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ebun S. Garner,
Ebun S. Garner, Esq.
General Counsel, SVP and Corporate Secretary

ALPHATEC HOLDINGS, INC.
5818 El Camino Real
Carlsbad, CA 92008
(760) 431-9286
PROXY STATEMENT FOR THE ALPHATEC HOLDINGS, INC.
2016 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
This proxy statement, along with the accompanying notice of 2016 Annual Meeting of Stockholders, contains information about the 2016 annual meeting of stockholders of Alphatec Holdings, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m., Pacific Time, on [•], July [•], 2016, at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008.
In this proxy statement, we refer to Alphatec Holdings, Inc. as “Alphatec Holdings,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about June [•], 2016, we intend to begin sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY [•], 2016.
This proxy statement and our Annual Report are available for viewing, printing and downloading at https://materials.proxyvote.com/02081G. To view these materials, please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2015 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financial Information” section of the “Investor Relations” section of our website at www.alphatecspine.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008, Attention: Michael O’Neill, Chief Financial Officer, Vice President and Treasurer. Exhibits will be provided upon written request and payment of an appropriate processing fee.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors of Alphatec Holdings, Inc. is soliciting your proxy to vote at the Annual Meeting to be held at our corporate headquarters, located at 5818 El Camino Real, Carlsbad, CA 92008 on July [•], 2016, at 10:00 a.m., Pacific Time, and any adjournments of the meeting. The proxy statement along with the accompanying Notice of 2016 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know in order to vote at the Annual Meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 because you owned shares of Alphatec Holdings, Inc. common stock on the record date. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials to stockholders on or about June [•], 2016.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why is the Company seeking approval for the reverse stock split?
On September 17, 2015, we received written notice from the Listing Qualifications Department of the NASDAQ Stock Market LLC, or NASDAQ, notifying us that for the preceding 30 consecutive business days, our common stock did not maintain a minimum closing bid price of $1.00 per share as required for continued inclusion on The NASDAQ Global Select Market under NASDAQ Listing Rule 5450(a)(1). The notification letter stated that pursuant to NASDAQ Listing Rule 5810(c)(3)(A), we would be afforded 180 calendar days, or until March 15, 2016, to regain compliance with the minimum bid price requirement. On March 21, 2016, we were notified by NASDAQ that we had not regained compliance with the minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 5450(a)(1) and that our common stock would be subject to delisting unless we timely request a hearing before the NASDAQ Listing Qualifications Panel, or the Panel. On April 21, 2016 we had a hearing with NASDAQ, at which we requested an extension within which to pursue our plan to regain and maintain compliance with all applicable requirements for continued listing on NASDAQ. On May 2, 2016 we were informed that NASDAQ had approved our compliance plan and agreed to allow the continued listing of our common stock on NASDAQ until September 12, 2016, at which time we must be in compliance. Our compliance plan includes effecting the reverse stock split of our common stock for which we are seeking stockholder approval in Proposal 3 of this proxy statement. On May 25, 2016, the closing price of our common stock as reported on NASDAQ was $0.20 per share.
The Board of Directors has approved the reverse stock split partly as a means of increasing the share price of our common stock. Our Board of Directors believes that maintaining our listing on The NASDAQ Global Select Market may provide a broader market for our common stock and facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.
For more information, see “Proposal 3: Approval of Reverse Stock Split contained in this proxy statement.
Who Can Vote?
Only stockholders who owned our common stock at the close of business on May [•], 2016 are entitled to vote at the Annual Meeting. On this record date, there were 102,494,745 shares of Alphatec Holdings, Inc. common stock outstanding and entitled to vote. Alphatec Holdings, Inc. common stock is our only class of voting stock.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to both of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare, Inc. (“Computershare”), 480 Washington Ave., Jersey City, NJ 07310, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board of Directors as noted below.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on July [•], 2016.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the meeting, you should contact the broker or agent to obtain a legal proxy or broker’s proxy card and bring it with you to the Annual Meeting in order to vote. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the approval of the Alphatec Holdings, Inc. 2016 Equity Incentive Plan;

•
“FOR” the approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share, at a ratio in the range of 1:4 to 1:12, such ratio to be determined by our Board of Directors, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders;

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

•	“FOR” the compensation of our Named Executive Officers as disclosed in this proxy statement.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•
by notifying us at 5818 El Camino Real, Carlsbad, CA 92008, Attention: Ebun S. Garner, Esq., General Counsel, Senior Vice President and Corporate Secretary, in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person and voting in person.
Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that the proxy be revoked.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”
If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) if it does not receive instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on the adoption of the Alphatec Holdings, Inc. 2016 Equity Incentive Plan or the advisory vote on the compensation of our Named Executive Officers (Proposal 2 or 5 of this proxy statement). Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote with respect to the election of directors, the equity incentive plan or the advisory vote on the compensation of our Named Executive Officers (Proposals 1, 2 and 5), no votes will be cast on these proposals on your behalf. We believe that Proposal 3 (reverse stock split) and Proposal 4 (ratification of selection of independent registered public accounting firm) are considered routine matters and, thus, we expect that brokers will be able to vote uninstructed shares on these proposals.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approval of 2016 Equity Incentive Plan
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the adoption of the Alphatec Holdings, Inc. 2016 Equity Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approval of Amendment to Our Certificate Of Incorporation to Effect a Reverse Stock Split
The affirmative vote of a majority of the voting power of all of the outstanding shares of our common stock entitled to vote thereon is required to approve the amendment to our Certificate of Incorporation to effect the reverse stock split. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against this proposal. Abstentions will have the same effect as a vote against this proposal.

Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2016, the Audit Committee of our Board of Directors will reconsider its selection.

Proposal 5: Approval of an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in this proxy statement. Abstentions have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Nominating, Governance and Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Ebun S. Garner, Esq., and Computershare, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting and we will publish preliminary results, or final results if then available, by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
If we solicit proxies, what are the Costs of Soliciting these Proxies?
If we solicit proxies, we will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. If we ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies, then we will reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
The Annual Meeting will be held at 10:00 a.m. Pacific Time, on [•], July [•], 2016 at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008. When you arrive at our headquarters, signs will direct you to the appropriate meeting room. You need not attend the Annual Meeting in order to vote.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our annual report and proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-866-265-1875.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of Alphatec Holdings, Inc.’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Alphatec Holdings, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•
If your shares of Alphatec Holdings, Inc. common stock are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 1-866-265-1875 or writing them at 480 Washington Ave., Jersey City, NJ 07310.

•
If a broker or other nominee holds your shares of Alphatec Holdings, Inc. common stock, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 20, 2016 for (a) each of our Named Executive Officers listed in the Summary Compensation Table, (b) each of our directors, all of which are director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 102,494,745 shares of common stock outstanding on May 20, 2016. Except as otherwise indicated in the table below, addresses of beneficial owners listed in the table below are in care of Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, California 92008.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock
Directors and Named Executive Officers
Leslie H. Cross(2)	1,420,475	1.4%
Mortimer Berkowitz III(3)	31,787,738	31.0%
R. Ian Molson(4)	524,597	*
Stephen E. O’Neil(5)	284,735	*
Siri S. Marshall(6)	282,098	*
Donald A. Williams(7)	49,248	*
James M. Corbett(8)	318,204	*
Michael O’Neill(9)	530,931	*
Michael C. Plunkett(10)	401,364	*
Mitsuo Asai(11)	462,348	*
Ebun S. Garner, Esq.(12)	453,752	*
All current executive officers and directors as a group (12 persons)(13)	36,704,274	34.9%

Five Percent Stockholders
HealthpointCapital Partners, L.P.(14) 505 Park Avenue, 12th Floor New York, NY 10022	10,777,173	10.5%

HealthpointCapital Partners II, L.P.(15) 505 Park Avenue, 12th Floor New York, NY 10022	21,010,565	20.5%

John H. Foster(16) c/o HealthpointCapital Partners, L.P. 505 Park Avenue, 12th Floor New York, NY 10022	31,969,038	31.2%

Deerfield Mgmt., L.P.(17) 780 Third Avenue, 37th Floor New York, NY 10017	15,432,738	13.6%

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)
Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission and includes sole or shared voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of May 20, 2016, pursuant to the exercise of stock options or any other right are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	Includes 857,929 shares issuable pursuant to options that are or will become vested within 60 days of May 20, 2016.

(3)
Includes 10,777,173 shares held by HealthpointCapital Partners, L.P. and 21,010,565 shares held by HealthpointCapital Partners II, L.P. Mr. Berkowitz is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. and he is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P., and therefore Mr. Berkowitz may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P. Mr. Berkowitz disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Also includes 11,200 shares owned by Mr. Berkowitz’s spouse.

(4)
Includes 199,988 shares held by the Swiftsure Trust. Mr. Molson controls Nantel Investment, Ltd., which is the beneficiary of the Swiftsure Trust. Mr. Molson disclaims beneficial ownership of the shares held by the Swiftsure Trust except to his proportionate pecuniary interest in such shares. Also, includes 136,497 shares of common stock issuable pursuant to the exercise of options that are or will become vested within 60 days of May 20, 2016.

(5)	Includes 115,923 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of May 20, 2016.

(6)	Includes 115,923 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of May 20, 2016.

(7)	Includes 13,214 shares issuable pursuant to the exercise of options that are or will become exercisable within 60 days of May 20, 2016.

(8)	Includes 250,000 shares issuable pursuant to the exercise of options that are or will become exercisable within 60 days of May 20, 2016.

(9)	Includes 412,421 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of May 20, 2016.

(10)	Includes 207,499 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of May 20, 2016.

(11)	Includes 210,703 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of May 20, 2016.

(12)	Includes 366,346 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of May 20, 2016.

(13)
See footnotes (2) through (11) above, Also includes 39,375 shares issuable pursuant to the exercise of options held by Kristin Machacek Leary, our Senior Vice President, Global Human Resources, that are or will become vested within 60 days of May 20, 2016. Includes 10,777,173 shares held by HealthpointCapital Partners, L.P., and 21,010,565 shares held by HealthpointCapital Partners II, L.P., which may be deemed to be beneficially owned by our director, Mortimer Berkowitz III. See also footnotes (3) and (4) above.

(14)
Includes shares held by HealthpointCapital Partners, L.P. Mr. Berkowitz is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. Mr. Berkowitz and HGP, LLC may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P., but disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest in such shares. Based on Amendment No. 4 to Schedule 13D filed jointly by HealthpointCapital Partners, L.P., HGP, LLC, HealthpointCapital Partners II, L.P., HCPII Co-Invest Vehicle II, L.P., HGP II, LLC, and Mortimer Berkowitz III on March 19, 2012 and the Form 4 filed by HealthpointCapital Partners L.P. on November 30, 2012.

(15)
Includes shares held by HealthpointCapital Partners, II L.P. Mr. Berkowitz is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P. Mr. Berkowitz and HGP II, LLC may be deemed to beneficially own the shares held by HealthpointCapital Partners II, L.P., but disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest in such shares. Based on Amendment No. 4 to Schedule 13D filed jointly by HealthpointCapital Partners, L.P., HGP, LLC, HealthpointCapital Partners II, L.P., HCPII Co-Invest Vehicle II, L.P., HGP II, LLC, and Mortimer Berkowitz III on March 19, 2012 and the Form 4 filed by HealthpointCapital Partners II L.P. on November 30, 2012.

(16)
Includes 10,777,173 shares held by HealthpointCapital Partners, L.P. and 21,010,565 shares held by HealthpointCapital Partners II, L.P. Mr. Foster, our former director, is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. and he is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P., and therefore Mr. Foster may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P. Mr. Foster disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Also includes 150,900 shares held by Mr. Foster individually and 30,400 shares held by John H. Foster, trustee u/w/o of Virginia C. Foster. Mr. Foster is a trustee and the principal beneficiary of such trust.

(17)
This information is based solely on a Schedule 13G/A filed by Deerfield Mgmt., L.P. with the SEC on February 16, 2016, which reported ownership as of December 31, 2015. Includes an aggregate of 4,982,738 shares of common stock and warrants to purchase 11,450,000 shares of common stock, or the Warrants held by Deerfield Special Situations Funds, L.P., Deerfield Private Design Fund II, L.P. and Deerfield Private Design Internationals II, L.P., of which Deerfield Mgmt. L.P. is the general partner and which we refer to collectively as Deerfield. The provisions of the Warrants restrict the exercise of the Warrants to the extent that, upon such exercise, the number of shares then beneficially owned by Deerfield and any other person or entities with which Deerfield would constitute a Section 13(d) “group” would exceed 9.985% of our total number of shares then outstanding, or the Ownership Cap. Accordingly, notwithstanding the number of shares reported, Deerfield disclaims beneficial ownership of the shares underlying the Warrants to the extent beneficial ownership of such shares would cause Deerfield, in the aggregate to exceed the Ownership Cap.

MANAGEMENT
As of May 20, 2016, our Board of Directors, or the Board, consisted of seven directors: Leslie H. Cross, Mortimer Berkowitz III, R. Ian Molson, Stephen E. O’Neil, Siri S. Marshall, James M. Corbett, and Donald A. Williams.
Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Each director is elected to serve until our next annual meeting of stockholders or the sooner of his or her resignation or the date when his or her successor is duly appointed and qualified. Additionally, set forth below is information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director.

Name	Age
Leslie Cross, Chairman of the Board of Directors(1)	65
Mortimer Berkowitz III(1)	62
R. Ian Molson(1)(2)(3)	61
Stephen O’Neil(2)	83
Siri Marshall(3)	67
James Corbett, President and Chief Executive Officer and Director(1)	58
Donald Williams(3)	57

(1)	Member of Executive Committee.

(2)	Member of the Nominating, Governance and Compensation Committee. Mr. Molson is Chairman of the committee.

(3)	Member of the Audit Committee. Mr. Williams is Chairman of the committee.
Leslie Cross has served as the Chairman of the Board of Directors since July 2011, and has served as a director since March 2011. Mr. Cross also served as our Chief Executive Officer from February 2012 to May 2014. Mr. Cross is the former President and Chief Executive Officer of DJO Global, Inc. Mr. Cross served as a Director of DJO Global until December, 2012. DJO Global is a manufacturer and worldwide leading distributor of electrotherapy products for pain therapy and rehabilitation, clinical devices for the treatment of patients in physical therapy clinics, knee, hip and shoulder implant products, and orthopedic rehabilitation products, including rigid knee bracing, orthopedic soft goods, cold therapy systems, vascular systems and bone growth stimulation devices. Mr. Cross has held principal executive roles at DJO Global and its predecessors since 1995. From 1990 to 1994, Mr. Cross held the position of Senior Vice President of Marketing and Business Development of the Bracing & Support Systems division of Smith & Nephew. He was a Managing Director of two different divisions of Smith & Nephew from 1982 to 1990.
The Board selected Mr. Cross to serve as a director and our Chairman because of his knowledge and experience in the medical device industry and his experience at DJO Global, each of which contribute to the breadth of knowledge of the Board.
Mortimer Berkowitz III has served as a member of the Board of Directors since March 2005. From April 2007 through July 2011, he served as the Chairman of the Board of Directors of us and Alphatec Spine. Since August 2011, Mr. Berkowitz has served as the Chairman of the Executive Committee of the Board of Directors. He is currently a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, LP, and President, a member of the Board of Managers and a managing director of HealthpointCapital, LLC. He has held the position with HGP, LLC since its formation in August 2002, the positions of managing director and member of the Board of Managers of HealthpointCapital, LLC since its formation in July 2002 and the position of President of HealthpointCapital, LLC since February 2005. Prior to joining HealthpointCapital, LLC, Mr. Berkowitz was managing director and co-founder of BPI Capital Partners, LLC, a private equity firm founded in 1990. Prior to 1990, Mr. Berkowitz spent 11 years in the investment banking industry with Goldman, Sachs & Co., Lehman Brothers Incorporated and Merrill Lynch & Co. He is Chairman of the Board of Directors of Blue Belt Holdings, Inc., a surgical robotics company, a director of BioHorizons, Inc., a privately-held dental implant company, and a director of MicroDental Inc., a leading dental laboratory company, all of which are HealthpointCapital portfolio companies. He also serves on the Leadership Council of the Harvard School of Public Health.
The Board selected Mr. Berkowitz to serve on the Board because of his investment and financial expertise and experience in the orthopedics and spine industries, each of which contribute to the breadth of knowledge of the Board.
R. Ian Molson has served as a Director of us and Alphatec Spine since July 2005. Mr. Molson has served as a Director of Cayzer Continuation PCC, an investment company, since September 2004. Mr. Molson has served as a Director of HealthpointCapital, LLC since 2004. Mr. Molson has served as a Director since December 2009 and Deputy Chairman since December 2010 of Central European Petroleum Ltd. Since October 2013, Mr. Molson has also served as Chairman of RM2. Since December 2010 Mr. Molson has also served as Chairman of the Royal Marsden NHS Foundation Trust and the Royal Marsden Hospital Charity. From June 1996 until May 2004 Mr. Molson served as a Director of Molson, Inc., a leader in the brewing industry. From June 1999 until May 2004 he also served as Deputy Chairman and Chairman of the Executive Committee at Molson, Inc. Between 1977 and 1997, he was employed by Credit Suisse First Boston in various capacities, including Managing Director. From 1993 to 1997, Mr. Molson served as Co-Head of the Investment Banking Department in Europe, a position which encompassed corporate finance, corporate advisory, mergers and acquisitions businesses in Europe, Russia, Africa and the Middle East. In the past five years, Mr. Molson has served as a director of Sapphire Industrial Corp., a special purpose acquisition company, which was publicly traded when Mr. Molson served on its board of directors. Mr. Molson is no longer a director of Sapphire Industrials Corp.
The Board selected Mr. Molson to serve on the Board because of his experience in the investing banking field, his investment and financial expertise and his experience as a director of other public companies, each of which contribute to the breadth of knowledge of the Board.
Stephen O’Neil has served as a Director of us and Alphatec Spine since July 2005. In May 1991, he founded The O’Neil Group, which provided legal and financial advice to clients primarily in the areas of mergers and acquisitions, financings and corporate strategy. Prior to that, Mr. O’Neil formed a law partnership with Paul Mishkin under the name Mishkin, O’Neil for the purpose of engaging in general corporate and business law. Prior to that, he co-founded two corporations, Syntro Corporation and NovaCare, Inc., which became public companies. Mr. O’Neil commenced his legal career at Cravath Swaine & Moore. Mr. O’Neil has also held a series of executive positions at City Investing Company, including President and Vice Chairman.
The Board selected Mr. O’Neil to serve on the Board because of his experience as an attorney, his investment and financial expertise and his experience as a director of other companies, each of which contribute to the breadth of knowledge of the Board.
Siri Marshall has served as a Director of us and Alphatec Spine since October 2008. Ms. Marshall is the former Senior Vice President, General Counsel, Corporate Secretary and Chief Governance and Compliance Officer at General Mills, Inc., having retired from those positions in January 2008. Prior to joining General Mills in 1994, Ms. Marshall was Senior Vice President, General Counsel and Corporate Secretary of Avon Products, Inc. In the past five years, Ms. Marshall has served as a director of the following companies, each of which is publicly traded: Ameriprise Financial, Inc., a diversified financial services company, and Equifax, Inc., a global provider of information solutions for businesses and consumers. Ms. Marshall is also a director of the Yale Center for the Study of Corporate Law, and a Distinguished Advisor to the Strauss Institute for Dispute Resolution. In the past she has served as a director of the American Arbitration Association and the Yale Law School Fund. She has also served as a member of The New York Stock Exchange Legal Advisory Committee.
The Board selected Ms. Marshall to serve on the Board because of her experience as a General Counsel of a publicly traded company, her financial expertise and her experience as a director of publicly traded companies, each of which contribute to the breadth of knowledge of the Board.
James Corbett has served as a Director of us and Alphatec Spine since May 2014. On May 1, 2014, Mr. Corbett was appointed as the President and Chief Executive Officer of us and Alphatec Spine. Prior to joining us, Mr. Corbett had been the President and CEO of Vertos Medical, Inc., a position he held since November 2008. Vertos is the manufacturer of novel, percutaneous treatment for lumbar spine stenosis. From January 2002 to April 2008 he worked at ev3 Inc. During such time period he held various positions, including member of the board of directors of ev3, Chairman of the Board of Directors of MicroTherapeutics (an affiliate of ev3), Chief Operating Officer of ev3, Chief Executive Officer of ev3 and Chairman of the Board of Directors of ev3. Ev3 is a leading medical device company engaged in vascular and neuro-radiology technologies.

Over the course of his career, Mr. Corbett has held the position of Chief Executive Officer, Home Diagnostics Inc.; President, Boston Scientific International; and General Manager, Baxter Healthcare, Japan, as well as a number of executive roles in his 11 years at Baxter Healthcare.
The Board selected Mr. Corbett to serve as a director because it believes that his knowledge and experience in the medical device industry and his experience at his prior positions, each of which contribute to the breadth of knowledge of the Board.
Donald Williams has served as a director of us and Alphatec Spine since April 2015. Mr. Williams is a 35-year veteran of the public accounting industry, retiring in 2014. Mr. Williams spent 18 years as an Ernst & Young partner and the last seven years as a Partner with Grant Thornton. Mr. Williams’ career focused on private and public companies in the technology and life sciences sectors. During the last seven years at Grant Thornton, he served as the national leader of Grant Thornton’s life sciences practice and the managing partner of the San Diego Office. He was the lead partner for both Ernst & Young and Grant Thornton on multiple initial public offerings; secondary offerings; private and public debt financings; as well as numerous mergers and acquisitions. From 2001 to 2014, Mr. Williams served on the board of directors and is past president and chairman of the San Diego Venture Group. Mr. Williams also has served as a director of Marina Biotech, Inc., Proove Biosciences, Inc. and is on the Board of Advisors of the Southern Illinois University School of Accountancy.
The Board selected Mr. Williams to serve on the Board because it believes that his knowledge and experience as a partner in the public accounting industry and his knowledge in the medical device industry contribute to the breadth of knowledge of the Board.
Executive Officers
Set forth below is certain information, as of May 20, 2016, regarding our executive officers who are not also directors. We have employment agreements with all of our executive officers. Other than with respect to Mitsuo Asai, the President of our subsidiary, Alphatec Pacific, Inc., all other executive officers are at-will employees.

Name	Age	Position
Michael O’Neill	56	Chief Financial Officer, Vice President and Treasurer
Mitsuo Asai	61	President, Alphatec Pacific, Inc.
Michael Plunkett	58	Chief Operating Officer
Ebun Garner, Esq.	44	General Counsel, Senior Vice President and Corporate Secretary
Kristin Machacek Leary	47	Senior Vice President, Global Human Resources
Michael O’Neill has served as the Chief Financial Officer, Vice President and Treasurer of us and Alphatec Spine since October 2010. From November 2007 to March 2009, he was Vice President and Chief Financial Officer of Mentor Corporation, a surgical aesthetics manufacturer. Mentor Corporation was acquired by Johnson & Johnson in January 2009. Prior to joining Mentor Corporation, Mr. O’Neill had spent the previous twenty years with Johnson & Johnson, with his most recent position being Vice President and Chief Financial Officer, Johnson & Johnson Worldwide Information Technology. From 2001 through 2007, Mr. O’Neill served as the Vice President, Finance and Chief Financial Officer for LifeScan, a division of Johnson & Johnson, a leading supplier of blood glucose monitoring systems. Mr. O’Neill began working for Johnson & Johnson in 1987 and moved through a series of progressively more responsible positions including International Controller, Operations Controller, Finance Director, and Group Finance Director.
Mitsuo Asai has served as President of Alphatec Pacific, Inc., a wholly owned subsidiary of Alphatec Spine, since April 2008. From 2006 until he joined Alphatec Pacific, Inc. in 2008, Mitsuo Asai was the President of Tokai Co., Ltd., a manufacturer of consumer goods. From 2002 to 2004, Mitsuo Asai served as General Manager and President of Virbac Japan Co., Ltd., a company that focused on veterinary pharmaceuticals and healthcare products. From 1998 to 2002, Mitsuo Asai served as President and CEO of Vital Link Corporation, a distributor of cardiovascular medical devices. From 1985 to 1996, Mitsuo Asai held various positions of increasing responsibility with Beckman Coulter, K.K., and a manufacturer of biomedical testing instrument systems.
Michael Plunkett joined Alphatec Spine in March 2012 as Vice President of Operations and was promoted to Chief Operating Officer in January 2014. He has held numerous positions in Operations, Information Technology, and Program Management. Prior to joining us, Mr. Plunkett had increasing positions of authority from August 2003 to March 2012 at First Marblehead Corporation. His final position was Managing Director. Prior to joining First Marblehead, Mike served over 24 years in the U.S. Navy and retired with the rank of Captain in July 2003. While in the Navy he served in a variety of ashore and afloat positions, including Supply Officer, USS John C. Stennis (CVN 74) and the primary assistant to the Deputy Chief of Naval Operations, Fleet Readiness and Logistics.

Ebun Garner, Esq. has served as General Counsel, Senior Vice President and Corporate Secretary of us and Alphatec Spine since April 2010. Mr. Garner originally joined us in 2005 as Vice President of Legal Affairs and Corporate Secretary. In 2006, he became General Counsel and Corporate Secretary. Prior to joining us, Mr. Garner was a corporate associate in the New York office of the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Prior to that, he was a corporate associate in the New York office of the law firm of Squadron, Ellenoff, Plesent and Sheinfeld, LLP. Mr. Garner is admitted to practice law in the State of New York and is a registered in-house attorney in the State of California.
Kristin Machacek Leary has served as Senior Vice President of Global Human Resources of us and Alphatec Spine since July 2014. Prior to joining us, Ms. Leary worked at Quintiles, a leading provider of biopharmaceutical development and commercial outsourcing services from 2012 to 2014 where she led the Global Talent function. From 2007 to 2011 Ms. Leary worked at Hewlett-Packard Corporation where she was responsible for Executive Leadership Development worldwide. From 1996 to 2007, Ms. Leary worked at Boston Scientific Corporation from where she held various senior leadership roles across the divisions, international regions, and Human Resources function. Ms. Leary graduated from Concordia College in Moorhead, Minnesota, USA with a BA in Organizational Communication and a BA in English.
CORPORATE GOVERNANCE MATTERS
Board of Directors Leadership Structure
While the Board does not have a written policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, in 2014 the Board determined that having a non-employee director serve as Chairman is in the best interest of the Company’s stockholders because it allows the Chairman to focus on the decision-making process of the Board as a whole. It also allows the Chief Executive Officer to focus on our day-to-day operations and the execution of our strategic plan. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with NASDAQ listing requirements, the independent directors regularly have the opportunity to meet as an independent group. We do not have a lead independent director.
Mr. Cross has served as Chairman of the Board of Directors since July 2011. The Chairman of the Board of Directors provides leadership to the Board and works with the Board to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board of Directors approves the meeting agendas after input from management, facilitates communication among members of the Board and presides at meetings of our Board and stockholder.
The Chairman of the Board of Directors, the Chairman of the Audit Committee, the Chairman of the Nominating, Governance and Compensation Committee and the other members of the Board work in concert to provide oversight of our management and affairs. The leadership of Mr. Cross fosters a culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board encourages communication among its members and between management and the Board to facilitate productive working relationships. Working with the other members of the Board, Mr. Cross also strives to ensure that there is an appropriate balance and focus among key Board responsibilities such as strategic development, review of operations and risk oversight.
The Board of Directors’ Role in Risk Oversight
The Board plays an important role in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board and its committees. In particular, the Board administers its risk oversight function through: (1) the review and discussion of regular periodic reports to the Board and its committees on topics relating to the risks that we face; (2) the required approval by the Board (or a committee of the Board) of significant transactions and other decisions; (3) the direct oversight of specific areas of our business by the Audit Committee and the Nominating, Governance and Compensation Committee; and (4) regular periodic reports from our auditors and outside advisors regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting. The Board also relies on management to bring significant matters impacting us to the Board’s attention.
Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, we, under the supervision of the Audit Committee, have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter in order to encourage employees to report questionable activities directly to our senior management and the Audit Committee.
Because of the role of the Board in risk oversight, the Board believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board recognizes that there are multiple leadership structures that could allow it to effectively oversee the management of the risks relating to our operations. The Board believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
Committees of the Board and Meetings
Meeting Attendance. During the 2015 fiscal year, there were nine meetings of our entire Board. In addition, the Audit Committee and Nominating, Governance and Compensation Committee met a total of 10 times. No director attended fewer than 75% of the total number of meetings of the Board or committees of the Board on which he or she served during the 2015 fiscal year. The Board has adopted a policy under which each member of the Board is strongly encouraged, but not required, to attend each annual meeting of our stockholders. Six directors attended our annual meeting of stockholders held in 2015.
Audit Committee. Our Audit Committee met four times during the 2015 fiscal year. This committee currently has three members: Donald Williams (Chairman), R. Ian Molson and Siri Marshall. In 2015, Mr. James Glynn served as the Chairman of this committee until his retirement from the Board in November of 2015. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual and quarterly financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits.
All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Messrs. Williams and Molson are each an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K.
A copy of the Audit Committee’s written charter is publicly available on our website at www.alphatecspine.com under “Investor Relations-Corporate Governance.” Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
Nominating, Governance and Compensation Committee. Our Nominating, Governance and Compensation Committee met six times during the 2015 fiscal year. This committee currently has three members: R. Ian Molson (Chairman), and Stephen O’Neil. Mr. Rohit Desai was a member of this committee, until he resigned from the Board in March of 2016, and Mr. Tom Davis was a member of this committee, until he resigned from the Board in May of 2016. Our Nominating, Governance and Compensation Committee’s role and responsibilities are set forth in the committee’s written charter and includes: (i) reviewing, approving, and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success, (ii) evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, and (iii) evaluating and making recommendations as to potential director candidates.
With respect to compensation matters, the Nominating, Governance and Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that determination without the presence of the Chief Executive Officer. This committee also administers our Amended and Restated 2005 Employee, Director and Consultant Stock Plan, or the 2005 Stock Plan, and our 2007 Employee Stock Purchase Plan, or the 2007 ESPP Plan.
With respect to nominations for our Board, the committee may consider Board candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. Although the Company has no policy regarding diversity, the committee seeks a broad range of perspectives and considers both the personal characteristics (such as gender, ethnicity, and age) and experience (such as industry, professional, public service) of directors and prospective nominees to the Board. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2017 Annual Meeting of Stockholders, it must comply with the procedures set forth in our By-laws and give timely notice of the nomination in writing to our Corporate Secretary not less than 45 nor more than 75 days prior to the date that is one year from the date on which we first mail our proxy statement relating to our 2016 Annual Meeting of Stockholders. See “Stockholder Proposals and Nominations for Directors.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating, Governance and Compensation Committee, it must make such proposal for such candidate in writing, addressed to the Nominating, Governance and Compensation Committee in care of our Corporate Secretary at our principal offices. Submissions must be made by mail, courier or personal delivery and must contain the information set forth in our Nominating,

Governance and Compensation Committee Charter, which is available on our website at www.alphatecspine.com under “Investor Relations-Corporate Governance.”
All members of the Nominating, Governance and Compensation Committee qualify as independent directors under the standards promulgated by The NASDAQ Stock Market.
A copy of the Nominating, Governance and Compensation Committee’s written charter is publicly available on our website at www.alphatecspine.com under “Investor Relations-Corporate Governance.” Please also see the report of the Nominating, Governance and Compensation Committee set forth elsewhere in this proxy statement.
Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other senior management, is included below in the section entitled “Compensation Discussion and Analysis.”
Executive Committee. Our Executive Committee consists of Mortimer Berkowitz III, R. Ian Molson, Leslie Cross and James Corbett. Our Executive Committee evaluates and, if appropriate, makes recommendations to the Board with respect to any strategic transactions or decisions affecting the Company, which primarily consist of: (i) any merger, consolidation, dissolution or liquidation of the Company; (ii) any annual budget or forecast for the Company; (iii) any issuance, authorization, cancellation, alteration, modification, redemption or any change in, of, or to, any equity security of the Company; and (iv) any hiring or termination issues related to any senior vice president level employee. The Executive Committee is not authorized to act on behalf of the Board.
The Executive Committee has not adopted a formal written charter and does not currently have a chairperson. During the fiscal year ended December 31, 2015, the Executive Committee met six times. Mr. Molson is the only member of the Executive Committee that qualifies as independent directors under the standards promulgated by The NASDAQ Stock Market.
Stockholder Communications to the Board
Stockholders may communicate with the Board of Directors by sending a letter to the following address: Attn: Security Holder Communication, Corporate Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board, or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is similarly inappropriate. The Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Communications should not exceed 500 words in length and must be accompanied by the following information:

◦	A statement of the type and amount of the securities of the Company that the person holds;

◦	Any special interest, meaning an interest not in the capacity as a security holder of the Company, that the person has in the subject matter of the communication; and

◦	The address, telephone number and e-mail address, if any, of the person submitting the communication.
A copy of the Policy on Security Holder Communications with Directors is publicly available on our website at www.alphatecspine.com under “Investor Relations-Corporate Governance.”
Compensation Practices and Policies Relating to Risk Management
We believe that we do not utilize compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on us. The “Compensation Discussion and Analysis” section of this proxy statement describes generally our compensation policies and practices that are applicable for executive and management employees. We use common variable compensation designs across all of our business units and divisions, with a significant focus on corporate and business financial performance.
COMPENSATION DISCUSSION AND ANALYSIS
We have prepared this Compensation Discussion and Analysis to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of the individuals identified below, who are our “Named Executive Officers,” as such term is defined in Item 402 of Regulation S-K:
◦James M. Corbett, President and Chief Executive Officer
◦Michael O’Neill, Chief Financial Officer and Treasurer

◦Michael Plunkett, Chief Operating Officer
◦Mitsuo Asai, President Alphatec Spine Pacific, Inc.
◦Ebun Garner, Esq., General Counsel, Senior Vice President and Corporate Secretary
The Nominating, Governance and Compensation Committee believes that our fiscal 2015 executive compensation program reflects our core principles and objectives and rewards our executives for our company's and their individual performance. In accordance with the Dodd Frank Wall Street Reform and Consumer Protection Act, as passed in 2010, we will continue to consider stockholder sentiments about our core principles and objectives when determining executive compensation.
Compensation Philosophy and Objectives
We are engaged in a very competitive industry, and our success depends upon our ability to attract, motivate and retain qualified executives. Accordingly, the Nominating, Governance and Compensation Committee aims to create total compensation packages that are competitive with programs offered by other companies against whom we compete for personnel. At the same time, our Nominating, Governance and Compensation Committee believes that the compensation paid to our executive officers should be in some part dependent upon our performance and the value we create for stockholders. To that end, the Nominating, Governance and Compensation Committee has embraced a philosophy of pay-for-performance, whereby an individual’s experience, potential and contribution to our business determines his or her actual compensation. The Nominating, Governance and Compensation Committee seeks to: (i) provide meaningful incentives for the attainment of specific financial objectives; (ii) reward those executive officers who make substantial contributions to the attainment of those objectives, and (iii) link executive officer compensation with company and individual performance.
The Nominating, Governance and Compensation Committee’s objectives are to:

•	attract, retain, and motivate talented executives responsible for the success of our organization;

•	provide compensation to executives that is externally competitive, internally equitable and performance-based; and

•
ensure that total compensation levels are reflective of company and individual performance and provide executives with the opportunity to receive above-market total compensation for exceptional business performance.

Compensation Process and Benchmarking
Compensation Process
Pursuant to its charter, the Nominating, Governance and Compensation Committee has responsibility for, among other things, discharging the Board’s responsibilities relating to compensation and benefits of our Named Executive Officers, including responsibility for evaluating management performance, officer compensation and benefits plans and programs. In carrying out these responsibilities, the Nominating, Governance and Compensation Committee reviews all components of executive officer compensation for consistency with our compensation philosophy.
During 2015, the Nominating, Governance and Compensation Committee retained the services of an independent compensation consultant, Mercer, LLC, or Mercer, to provide executive compensation advice. Mercer’s engagement by the Nominating, Governance and Compensation Committee includes reviewing and advising on all significant aspects of executive compensation. This includes base salaries, short-term cash incentives and long-term equity incentives for executives, and cash compensation and long-term equity incentives for non-executive directors. At the request of the Nominating, Governance and Compensation Committee, Mercer collects relevant market data to allow the Nominating, Governance and Compensation Committee to compare elements of our compensation program to those of our peers, provides information on executive compensation trends and implications for us and makes other recommendations to the Nominating, Governance and Compensation Committee regarding certain aspects of our executive compensation program. Our management, principally our President and CEO and our Senior Vice President, Global Human Resources, and the chair of the Nominating, Governance and Compensation Committee, regularly consult with representatives of Mercer before meetings of the Nominating, Governance and Compensation Committee. A representative of Mercer is invited on a regular basis to attend, and periodically attends, meetings of the Nominating, Governance and Compensation Committee. In making its final decision regarding the form and amount of compensation to be paid to executives, the Nominating, Governance and Compensation Committee considers the information gathered by and recommendations of Mercer. The Nominating, Governance and Compensation Committee values Mercer’s benchmarking information and input regarding best practices and trends in executive compensation matters.
As requested by the Nominating, Governance and Compensation Committee, our President and CEO presents individual performance feedback, proposed annual salary increases and long-term incentive grant recommendations for the other executive officers to the members of the Nominating, Governance and Compensation Committee. The Nominating,

Governance and Compensation Committee reviews the information and either approves the recommendation or makes changes at its discretion. The Nominating, Governance and Compensation Committee makes its own assessment of our President and CEO based on our financial performance, his individual performance, his compensation compared to CEOs in our peer group, the components of his compensation and his total compensation level. The Nominating, Governance and Compensation Committee then approves the compensation of our President and CEO.
Each year, the Nominating, Governance and Compensation Committee reviews the peer group to ensure each company in the peer group continues to be a relevant company to use for comparison. For 2015 our Nominating, Governance and Compensation Committee approved the following companies as our peer group: Abiomed Inc., Accuray Inc., AngioDynamics Inc., Arthrocare Corp., Cardiovascular Systems, Inc., Cryolife Inc., Cyberonics Inc., Dexcom Inc., Exactech Inc., Heartware International Inc., NXStage Medical Inc., RTI Surgical Inc., Symmetry Medical Inc., Wright Medical Group Inc, and Volcano Corp. Our peer group consists of biomedical companies that are comparable to us in their size, as measured by market capitalization, net income and revenues.
In 2015, in working with Mercer to prepare his recommendations, our President and CEO, primarily reviewed published compensation survey data for our peer group companies and secondarily the Radford Life Sciences Survey, scoped by industry and size. This was presented at the February 25, 2015 Nominating, Governance and Compensation Committee meeting.
The President and CEO presented the survey and peer group data to the Nominating, Governance and Compensation Committee. The Committee relied upon the external market data as prepared by Mercer along with their subjective yet reasonable, good faith judgment to determine if the compensation related elements regarding executive salary increases and bonuses would be approved for the calendar year.
Additionally in 2015, our President and CEO provided recommendations to the Nominating, Governance and Compensation Committee regarding financial goals and criteria for the establishment of targets for discretionary cash bonuses for our executive officers. These criteria and targets were based upon our operating plan for the 2015 fiscal year, as approved by the Board. The bonus targets were proposed by Mercer and are competitive with our peer group. The corporate performance metrics under the bonus targets as approved by the Nominating, Governance and Compensation Committee included attainment of certain financial targets. The bonus targets for fiscal year 2015 are further described below under the heading “2015 Base Salaries and Target Bonus.” The Nominating, Governance and Compensation Committee Chairman engaged Mercer to provide recommendations on the overall compensation (base salary and bonus target) for the President and CEO based on our peer group and secondarily the Radford Life Sciences Survey, scoped by industry and size. This information is presented to the Nominating, Governance and Compensation Committee and the Nominating, Governance and Compensation Committee determines if changes need to be made to the base salary and/or bonus target percentage.
2015 Compensation Philosophy
In determining compensation for the executive officers (other than himself) for 2015, the President and CEO made recommendations to the Nominating, Governance and Compensation Committee based on total cash compensation (base salary plus annual cash incentives) and long-term equity incentives. Under this system, the President and CEO assigned a total target compensation range to a particular executive officer after considering various factors under the major categories of job demands, knowledge, level of responsibility and the total target compensation paid by our peer group companies. With respect to our executive officers, all of the President and CEO’s total target compensation recommendations were reviewed and approved by the Nominating, Governance and Compensation Committee. The President and CEO and the Nominating, Governance and Compensation Committee generally considered total targeted compensation for key employees to be within the market competitive range if total targeted compensation was reasonably comparable to the same position within our peer group, in the estimation of the Nominating, Governance and Compensation Committee.
Elements of Compensation and How Each Element is Chosen
As indicated above, compensation elements for our executive officers are designed to attract and retain individuals with exceptional ability for these key roles in a very competitive market for such talent. Certain elements of compensation serve other important interests. For example, annual incentive pay is designed to motivate the executive officers to attain our vital short-term goals. Long-term incentive pay in the form of equity awards vesting over a number of years aligns the executive officer’s interest with that of our stockholders in seeking long-term increases in the value of our shares. The main compensation elements for our executive officers (salary, annual incentive, long-term incentive, and other benefits and perquisites) are described in more detail below.
For fiscal year 2015, each executive officer’s compensation generally consisted of three elements: (i) base salary, (ii) cash bonus based upon our attainment of pre-established objectives; and (iii) long-term stock-based incentive awards designed to align the interests of our executive officers with our stockholders.

Annual Incentive Compensation
Executive officers are eligible for incentive compensation annually under our non-stockholder-approved bonus plan, which is described below. Under this plan, the Nominating, Governance and Compensation Committee establishes annual incentive compensation that is based upon target awards expressed as a percentage of each executive’s base salary. Payments under the bonus plan are determined based upon our company’s performance against pre-established company financial targets.
2015 Base Salaries and Bonus Plan
For 2015, the President and CEO reviewed the base salaries of the executive officers in the first half of the calendar year to determine whether any changes were appropriate. During such review, the President and CEO took multiple factors into consideration. Base salaries of the executive officers were targeted at a competitive market median based on each respective position with individual variations explained by differences in experience, skills and sustained performance. None of the named executive officers received salary increases in 2015. The table below sets forth the 2015 base salary and 2015 targeted bonus percentage for each of our named executive officers.

Name	2015 Base Salary	2015 Target Bonus Percentage
James M. Corbett	$530,000	80%
Michael O’Neill	$335,000	60%
Michael Plunkett	$325,000	60%
Mitsuo Asai(1)	$232,338	50%
Ebun S. Garner, Esq.	$280,000	60%

(1)	For the purposes of this table, Mitsuo Asai’s 2015 base salary was converted from Japanese Yen to U.S. Dollars using average monthly exchange rates in 2015.
In February 2015, the Nominating, Governance and Compensation Committee approved the bonus plans for each of our executive officers, which we refer to collectively herein as the 2015 Bonus Plan.
2015 Bonus Plan for Messrs. Corbett, O’Neill, Plunkett and Garner
With respect to each of Messrs. Corbett, O’Neill, Plunkett, and Garner the target cash bonuses for fiscal year 2015 were determined according to a formula expressed as percentages of each executive’s 2015 base salary, subject to the achievement of corporate performance criteria and the discretion of the Nominating, Governance and Compensation Committee. For Messrs. Corbett, O’Neill, Plunkett, and Garner, the corporate performance criteria was predicated on the achievement of free cash flow, revenue and operating income metrics. The amount actually paid could be above or below the target amount but the maximum that may be earned was equal to 150% of the target bonus amount. The Nominating, Governance and Compensation Committee approved all financial performance criteria for the awarding of such cash bonuses and the President and CEO presented the financial criteria to each of Messrs. O'Neill, Plunkett, and Garner for each of their confirmation of the achievability of such criteria and the Nominating, Governance and Compensation Committee presented Mr. Corbett’s plan to him for his confirmation of the availability of such criteria.
With respect to all of the bonuses described above, we were required to achieve a threshold of financial performance that was established by the Nominating, Governance and Compensation Committee before any of the bonuses based on the financial criteria set forth above would become payable. However, the Nominating, Governance and Compensation Committee had the authority to issue bonuses if such criteria had not been achieved if it believed that circumstances warranted the payment of such bonus. Likewise, even if the financial criteria was met, the Nominating, Governance and Compensation Committee had the ability to not issue any individual a bonus if it believed that circumstances warranted the non-payment of such bonus.
In 2015, based on adjusted results, we did not achieve our free cash, global revenue, and operating income targets, and as a result, Messrs. Corbett, O’Neill, Plunkett, and Garner did not receive any bonus under the 2015 Bonus Plan.
2015 Bonus Plan for Mitsuo Asai
Mitsuo Asai’s target cash bonus for fiscal year 2015 was determined according to a formula expressed as 50% of his base salary of 28.1 million Japanese Yen, and was subject to adjustments based on the percentage to which the targeted applicable performance criteria was achieved. Mitsuo Asai was eligible to receive a cash bonus for 2015 based on the achievement of the sales and local operating expense management goals for Alphatec Pacific, Inc., a wholly owned subsidiary of Alphatec Spine, Inc. The Nominating, Governance and Compensation Committee approved all financial performance criteria for the awarding of this cash bonus and our Chairman and CEO presented such financial criteria to Mitsuo Asai for his confirmation of the achievability of such criteria.
With respect to Mitsuo Asai’s bonus, Alphatec Pacific, Inc. achieved a threshold of financial performance that was established by management for 2015. Alphatec Pacific, Inc. met all financial performance criteria that entitled Mitsuo Asai to 141% of his target bonus, or $164,500 U.S. dollars. This bonus was paid in the first quarter of 2016.
Equity Compensation Awards
Equity compensation has traditionally been an important element of our executive compensation program in order to align the interests of our executives with those of our stockholders. Because the value of the equity awards will increase only when we perform and increase stockholder value, the grant of such equity awards provides long-term incentives to the recipients thereof, including our executive officers. These awards not only serve to align the executives’ interests with those of the stockholders over an extended period of time, but because they also generally are subject to vesting in connection with continued service to us over a specified period of time, these awards serve as an additional retention mechanism. The Nominating, Governance and Compensation Committee believes that both of these elements are important factors in executive compensation.
In addition, pursuant to our restricted stock, stock option, and PSU agreements with our executive officers, including our Named Executive Officers, in the event of a change in control, as defined in the 2005 Stock Plan, the vesting of outstanding restricted stock grants and PSUs (at 100% of the target amount) held by our executive officers will accelerate in connection with the consummation of a change in control, without regard to whether the executive officer terminates employment in connection with or following the change in control.
In 2005 we adopted the 2005 Stock Plan pursuant to which we have granted performance based restricted stock units, or PSUs, as described under "Long Term Incentive Plans" and stock options to our executives and other employees. In general, all grants of PSUs to employees will vest at the end of three years with a single (100%) cliff vesting, if performance metric(s) is(are) achieved on December 31 of the third calendar year specific to the grant. In 2015, a small number of stock options were granted to a limited number of employees, none of which were Named Executive Officers. Generally, these stock option grants vest over four years with 25% vesting on the date of grant, and the remainder vesting in 16 tranches each three months thereafter.
In April 2016, the 2005 Stock Plan expired in accordance with its terms and the remaining unissued shares allocated to the 2005 Stock Plan are no longer available for issuance. Until a new stock option plan is adopted by the Board of Directors and approved by our stockholders we may not grant equity awards to our employees or directors unless such awards are approved by our stockholders. Our Board of Directors has approved, and we are seeking approval by our stockholders of, the Alphatec Holdings, Inc. 2016 Employee, Director and Consultant Stock Plan. See “Proposal 2: Approval of 2016 Equity Incentive Plan” elsewhere in this proxy statement.
New Hire Grants
At times, we grant equity awards to our new employees, including our executive officers, in connection with the start of their employment. At the time of the hiring of any executive officer, equity compensation generally is negotiated between such officer and us. Generally, such negotiations are conducted by our President and CEO on our behalf. With respect to new hire grants for the President and CEO, such negotiations are conducted by the Chairman of the Nominating, Governance and Compensation Committee of the Board on our behalf. The Nominating, Governance and Compensation Committee or its permitted designee, which is the President and CEO, approves such negotiated equity compensation for newly hired executive officers. The size of such awards is determined based upon available information concerning the competitive packages offered to executives in similar jobs at companies with which we compete for personnel, but are not established based upon any formal survey or other comparative data. In addition, the President and CEO often adjusts such initial equity compensation grants as deemed appropriate to attract or retain specific candidates based on their experience, knowledge, skills and education and our needs.
Long Term Incentive Plan
In February 2015, upon the recommendation of the Nominating, Governance and Compensation Committee, the Board approved the Company’s 2015 long term incentive plan, or the 2015 LTI.  In connection with the approval of the 2015 LTI, in February 2015, the Board approved the grant of PSUs which were issued under our 2005 Stock Plan to certain participants, including each of the Named Executive Officers. Pursuant to the 2015 LTI, a number of PSUs may be earned and will vest after the close of our 2017 fiscal year based upon the achievement of certain company performance goals over the period from January 1, 2015 through December 31, 2017; provided that the participant remains employed as of the date of the determination of the achievement of the performance goals. The performance criteria consists of free cash flow and return on invested capital targets, to be reached on December 31, 2017, with each being weighted at 50% of the total target. In February 2015, Mr. Corbett was granted 250,000 PSUs; Messrs. O'Neill, Plunkett, and Garner were each granted 120,000 PSUs; and Mitsuo Asai was granted 60,000 PSUs. Such PSUs will fully vest on December 31, 2017, if the performance metric is achieved.
Our 2014 long term incentive plan remains an active plan. In July 2014, upon the recommendation of the Nominating, Governance and Compensation Committee, the Board approved our 2014 long term incentive plan, or the 2014 LTI. In connection with the approval of the 2014 LTI, in July 2014 the Board approved the grant of PSUs which were issued under our 2005 Stock Plan to certain participants, including each of the Named Executive Officers. Pursuant to the 2014 LTI, a number of PSUs may be earned and will vest after the close our fiscal year ending December 31, 2016 based upon the achievement of certain company performance goals over the period from July 1, 2014 through December 31, 2016; provided that the participant remains employed as of the date of the determination of the achievement of the performance goals. The performance criteria consists of free cash flow and return on invested capital targets to be reached on December 31, 2016, with each being weighted at 50% of the total target. In July 2014, Mr. Corbett was granted 250,000 PSUs and Messrs. O’Neill, Plunkett, and Garner were each granted 60,000 PSUs.
In addition, pursuant to the 2014 LTI, in July 2014, Messrs. O’Neill, Plunkett, and Garner were each granted 90,000 stock options. Each option grant vests over four years with 25% of such options vesting on the first anniversary of the grant date, and then 6.25% of such options vesting during each of the following 12 quarters thereafter.
Termination and Change in Control Based Compensation
Our Nominating, Governance, and Compensation Committee agreed to severance packages for our Named Executive Officers as part of the negotiations with each of these executive officers to secure his or her services. Our Nominating, Governance and Compensation Committee approved the severance packages based on their experience serving on boards of directors and Nominating, Governance and Compensation Committees of companies of a similar size and stage of development to us and their familiarity with severance packages offered to executive officers of such companies. Based on this knowledge, experience and information, we believe that the respective severance periods and provision of medical and similar benefit programs during such severance periods are both reasonable and generally in line with severance packages negotiated with executive officers of similarly situated companies.
In addition, pursuant to our restricted stock, stock option, and PSU agreements with our executive officers, including our Named Executive Officers, in the event of a change in control, as defined in our 2005 Stock Plan, as amended, the vesting of outstanding restricted stock grants, stock options and PSU awards held by our executive officers will accelerate in connection with a change in control, without regard to whether the executive officer terminates employment in connection with or following the change in control.
Other Compensation
We maintain broad-based benefits and perquisites that are provided to all employees, including health insurance, life and disability insurance, dental insurance, an employee stock purchase plan, and a 401(k) plan. We match employee contributions to our 401(k) plan, including those of our executive officers. In particular circumstances, we also utilize cash signing bonuses when certain executives and senior level non-executives join us. Whether a signing bonus is paid and the amount thereof is determined on a case-by-case basis under the specific hiring circumstances. For example, we have paid and will consider paying cash bonuses to compensate for amounts forfeited by an executive upon terminating prior employment. In addition, we may assist with certain expenses associated with an executive joining and maintaining their employment. We believe these forms of compensation create additional incentives for an executive to join us in a position where there is high market demand. These forms of compensation are typically structured to not exceed certain monetary amounts and/or time periods.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table
The following table sets forth information concerning compensation paid or accrued during the fiscal years ended December 31, 2015, 2014, and 2013, for services rendered to us by our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers in 2015, each of whose total compensation exceeded $100,000 and were serving as executive officers as of December 31, 2015. We refer to these executive officers as our “Named Executive Officers” elsewhere in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	All Other Compensation ($)		Total ($)
James M. Corbett	2015	530,000	—	337,500	(6)	—	7,644	(3)	875,138
President and Chief Executive Officer	2014	340,423	250,870	355,000		396,325	6,500		1,349,118

Michael O’Neill	2015	335,000	—	162,000	(6)	—	6,500	(3)	503,494
Chief Financial Officer, Vice President and Treasurer	2014	331,539	205,046	85,200		71,127	6,500		699,412
	2013	325,000	198,064	—		251,153	6,375		780,592

Michael Plunkett	2015	325,102	—	162,000	(6)	—	6,701	(4)	493,797
Chief Operating Officer	2014	330,415	198,925	235,950		101,947	17,119		884,356

Mitsuo Asai	2015	232,338	164,500	81,000	(6)	—	10,231	(5)	488,063
President, Alphatec Pacific, Inc.	2014	266,466	154,069	—		—	11,735		432,270
	2013	288,728	181,124	20,278		65,864	29,488		585,482

Ebun S. Garner, Esq	2015	280,000	—	162,000	(6)	—	6,500	(3)	448,494
General Counsel, Senior Vice President and Corporate Secretary	2014	280,000	171,382	85,200		71,127	6,500		614,209
	2013	271,689	—	3,354		51,220	6,375		332,638

(1)	The amounts shown represent the aggregate dollar amounts earned under the Company’s annual discretionary bonus plan.

(2)
The amounts shown represent the aggregate grant date fair values of these awards computed in accordance with FASB ASC Topic 718, “Stock Compensation.” The assumptions and methodologies used to calculate these amounts are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC on March 15, 2016 (the “Form 10-K”). See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates - Stock-Based Compensation” in the Form 10-K.

(3)	All other 2015 compensation for Messrs. Corbett, O’Neill and Garner consists of matching contributions under our 401(k) plan.

(4)	All other 2015 compensation for Mr. Plunkett consists of matching contributions under our 401(k) plan and payroll taxes.

(5)	All other 2015 compensation for Mr. Asai consists of rental expenses for an apartment in close proximity to our corporate office in Japan.

(6)
Included in these amounts are PSUs based on the target number of shares based on the assumption that the Company achieves 100% of the targets described in the "Compensation Discussion and Analysis" included elsewhere in this proxy statement. The maximum grant date values are as follows: James Corbett, $675,000; Michael O’Neill, $324,000; Michael Plunkett, $324,000; Ebun S. Garner, $324,000 and Mitsuo Asai, $162,000.

Grants of Plan-Based Awards in 2015
The following table sets forth information regarding grants of stock and option awards made to our named executive officers during the fiscal year ended December 31, 2015.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards Number of Shares of Stock (#)	All Other Option Awards Number of Securities Underlying Option (#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair value of Stock and Option Awards (2)(3)
Name		Threshold ($)	Target ($)	Maximum ($)
James M. Corbett	2/25/15	—	250,000	500,000	—	—	—	337,500
Michael O’Neill	2/25/15	—	120,000	240,000	—	—	—	162,000
Michael Plunkett	2/25/15	—	120,000	240,000	—	—	—	162,000
Mitsuo Asai	2/25/15	—	60,000	120,000	—	—	—	81,000
Ebun S. Garner, Esq.	2/25/15	—	120,000	243,600	—	—	—	162,000

(1)	These awards are PSUs that will vest based on the achievement and timing of the achievement, of certain company financial performance criteria provided that the executive is then employed with us.

(2)
The grant date fair value of each award has been computed in accordance with FASB ASC Topic 718. For more information about the assumptions used to determine the fair value of the equity awards during the year, see Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates - Stock-Based Compensation” in the Form 10-K.

(3)	This amount represents 100% achievement of the performance criteria, which is based on stock performance metrics.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
James Corbett
In May 2014, we and Alphatec Spine entered into an employment agreement with James Corbett, pursuant to which Mr. Corbett agreed to serve as our President and Chief Executive Officer. Pursuant to the agreement, Mr. Corbett receives an initial annual base salary of $530,000 which has not been increased to date, and he is eligible to receive an incentive bonus each fiscal year in an amount equal to a percentage of his annual base salary for such year established by the Nominating, Governance and Compensation Committee, with the payment of such bonus based on Mr. Corbett’s achievement of performance objectives established by our Nominating, Governance and Compensation Committee each fiscal year. For fiscal year 2015, Mr. Corbett’s target bonus percentage remained at 80% of his base salary. In connection with the commencement of his employment, we granted Mr. Corbett options to purchase 250,000 shares of our common stock that vest over a four-year period, with 25% of such options vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches every three months thereafter. In connection with the commencement of his employment, we also granted Mr. Corbett options to purchase 250,000 shares of our common stock that vest over a four-year period, with 25% vesting on each anniversary of the grant date, provided that the stock performance metric has been achieved. In connection with the commencement of his employment, we also granted Mr. Corbett 250,000 restricted shares of our common stock which were forfeited and replaced with 250,000 PSUs under the 2014 LTI.
Michael O’Neill
In October 2010, we and Alphatec Spine entered into an employment agreement with Michael O’Neill, pursuant to which Mr. O’Neill agreed to serve as our Chief Financial Officer, Vice President and Treasurer. Pursuant to the agreement, Mr. O’Neill received an initial annual base salary of $325,000 which has been increased to date to $335,000, and he is eligible to receive incentive bonuses based on our and Mr. O’Neill’s achievement of annual performance objectives established by our Nominating, Governance and Compensation Committee at the beginning of each fiscal year. For fiscal year 2015, Mr. O’Neill’s target bonus percentage remains at 60% of his base salary. In connection with the commencement of his employment, we granted Mr. O’Neill options to purchase up to 200,000 shares of our common stock (of which 100,000 shares were voided and subsequently reissued) and paid him a $25,000 signing bonus. The options vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches every three months thereafter. In connection with the commencement of his employment, we also granted Mr. O’Neill 100,000 shares of restricted common stock. The restricted common stock vests annually in four equal tranches over four years.

Michael Plunkett
In January 2014, we and Alphatec Spine entered into an employment agreement with Michael Plunkett, pursuant to which Mr. Plunkett agreed to serve as our Chief Operating Officer. Pursuant to the agreement, Mr. Plunkett received an initial annual base salary of $325,000 which has not been increased to date, and he is eligible to receive incentive bonuses based on our and Mr. Plunkett’s achievement of annual performance objectives established by our Nominating, Governance and Compensation Committee at the beginning of each fiscal year. For fiscal year 2015, Mr. Plunkett’s target bonus percentage remains at 60% of his base salary. In connection with the commencement of his employment, we granted Mr. Plunkett stock options to purchase up to 25,000 shares of our common stock. The options vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches every three months thereafter. In connection with the commencement of his employment, we also granted Mr. Plunkett 75,000 shares of restricted common stock. The restricted common stock vests annually in four equal tranches over four years.
Mitsuo Asai
In January 2008, we and Alphatec Spine entered into an employment agreement with Mitsuo Asai, pursuant to which Mr. Asai agreed to serve as the President of Alphatec Spine’s subsidiary, Alphatec Pacific, Inc. This agreement was amended and restated in January 2011 and further amended and restated in January 2014. The agreement has a term of three years from January 2014. Pursuant to the most recent agreement, Mr. Asai receives an annual base salary of 28,119,000 Japanese Yen, and he is eligible to receive an incentive bonus each fiscal year in an amount equal to a percentage of his annual base salary for such year established by the Nominating, Governance and Compensation Committee, with the payment of such bonus based on Mr. Asai’s achievement of annual performance objectives established at the beginning of each fiscal year. For fiscal year 2015, Mr. Asai’s target bonus percentage was 50% of his base salary. Pursuant to the agreement we pay up to 4,000,000 Japanese Yen per year to provide Mr. Asai with a furnished corporate apartment in Tokyo, Japan. Mr. Asai also has a monthly travel allowance of 70,000 Japanese Yen, provided that such amounts are used for travel between Tokyo, Japan and his home in Osaka, Japan. We also reimburse Mr. Asai for an annual premium associated with his purchase of a workmen’s accident compensation insurance policy. For purposes of the Summary Compensation Table, the average monthly exchange rate for conversion from Japanese Yen to U.S. Dollars was used to calculate the salary and all other compensation. The bonus amount was calculated in U.S. Dollars.
Ebun Garner, Esq.
In July 2006, we and Alphatec Spine entered into an employment agreement with Ebun Garner, Esq., pursuant to which Mr. Garner agreed to serve as our General Counsel, Vice President Compliance. Pursuant to the agreement, Mr. Garner received an initial annual base salary of $215,000 which has been increased to date to $280,000, and he is eligible to receive incentive bonuses based on our and Mr. Garner’s achievement of annual performance objectives established by our Nominating, Governance and Compensation Committee at the beginning of each fiscal year. For fiscal year 2015, Mr. Garner’s target bonus percentage remains at 60% of his base salary. In connection with the commencement of his employment, we granted Mr. Garner 10,000 shares of restricted common stock.
Equity Awards
All option awards granted to our Named Executive Officers were granted pursuant to our 2005 Stock Plan with an exercise price equal to the closing price of our common stock on the date of grant.
Pursuant to our restricted stock, stock option, and PSU agreements with our executive officers, including our named executive officers, in the event of a change in control, as defined in the 2005 Stock Plan and described below, the vesting of outstanding restricted stock, stock option, and PSU grants held by our executive officers will accelerate in connection with a change in control, without regard to whether the executive officer terminates employment in connection with or following the change in control.
Generally, a “change in control” shall occur on the date that: (i) any one person, entity or group acquires ownership of capital stock of us, together with our capital stock already held by such person, entity or group, constitutes more than 50% of the total fair market value or total voting power of our capital stock; provided, however, if any one person, entity or group is considered to own more than 50% of the total fair market value or total voting power of our capital stock, the acquisition of additional capital stock by the same person, entity or group shall not be deemed to be a change of control; (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) any one person, entity or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person, entity or group) assets from us that have a total gross fair market value at least equal to 80% of the total gross fair market value of all of the assets of us immediately prior to such acquisition or acquisitions.

2015 Cash Bonuses
Under our 2015 Bonus Plan, the target cash bonus is a formula expressed as a percentage of each employee’s 2015 base salary, subject to the achievement of corporate performance criteria. The corporate performance criteria were predicated on the achievement of: (i) certain revenue and income targets, and (ii) certain annual free cash flow (defined as EBITDA plus or minus change in working capital (inventory, receivables, payables) minus capital expenditures) targets. Each set of targets were established by our Nominating, Governance and Compensation Committee in accordance with the 2015 operating plan that was approved by our Board of Directors. In addition, we are required to achieve a threshold of financial performance before any of the bonuses may be paid to our Named Executive Officers.
Mr. Asai’s target cash bonus for fiscal year 2015 was determined according to a formula expressed as 50% of his base salary of 28.1 million Japanese Yen, and was subject to adjustments based on the percentage to which the targeted applicable performance criteria was achieved. Mr. Asai was eligible to receive a cash bonus for 2015 based on the achievement of the sales and local operating expense management goals for Alphatec Pacific, Inc., a wholly owned subsidiary of Alphatec Spine, Inc. The Nominating, Governance and Compensation Committee approved all financial performance criteria for the awarding of this cash bonus and our Chairman and CEO presented such financial criteria to Mr. Asai for his confirmation of the achievability of such criteria. With respect to Mr. Asai’s bonus, Alphatec Pacific, Inc. achieved a threshold of financial performance that was established by management for 2015. Alphatec Pacific, Inc. met all financial performance criteria that entitled Mr. Asai to 141% of his target bonus, or $164,500 U.S. dollars. This bonus was paid in the first quarter of 2016.
In 2015, base salary and bonus payments for each of Messrs. Corbett, O'Neill, Plunkett, Garner, and Asai represented 61%, 67%, 66%, 62%, and 81% of their total compensation, respectively. Mr. Asai was the only Named Executive Officer who received a bonus payment for 2015.

Outstanding Equity Awards at December 31, 2015
The following table sets forth information regarding grants of stock options and unvested stock awards that were outstanding and held by our named executive officers as of December 31, 2015.

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
James Corbett	2/25/2015	—	—	—	—	250,000	(5)	75,000
	7/30/2014	—	—	—	—	250,000	(5)	75,000
	5/1/2014	156,250	343,750	1.36	5/1/2024	—		—

Michael O’Neill	2/25/2015	—	—	—	—	120,000	(5)	36,000
	7/30/2014	—	—	—	—	60,000	(5)	18,000
	8/8/2013	—	—	—	—	18,750	(4)	5,625
	7/30/2014	28,125	61,875	1.42	7/30/2024	—		—
	8/8/2013	31,641	24,609	2.04	8/8/2023	—		—
	6/10/2013	100,000	—	2.23	6/10/2023	—		—
	1/4/2013	85,937	39,063	1.72	1/4/2023	—		—
	12/19/2012	25,000	—	2.05	12/19/2022	—		—
	10/11/2010	100,000	—	2.23	10/11/2020	—		—

Michael Plunkett	2/25/2015	—	—	—	—	120,000	(5)	36,000
	7/30/2014	—	—	—	—	60,000	(5)	18,000
	1/8/2014	—	—	—	—	56,250	(2)	16,875
	8/8/2013	—	—	—	—	10,000	(4)	3,000
	3/19/2012	—	—	—	—	6,250	(2)	1,875

	7/30/2014	28,125	61,875	1.42	7/30/2024	—		—
	1/8/2014	10,937	14,063	2.01	1/8/2024	—		—
	8/8/2013	16,875	13,125	2.04	8/8/2023	—		—
	1/4/2013	44,687	20,313	1.72	1/4/2023	—		—
	3/19/2012	70,312	4,688	2.17	3/19/2022	—		—

Mitsuo Asai	2/25/2015	—	—	—	—	60,000	(5)	18,000
	8/8/2013	—	—	—	—	11,250	(4)	3,375
	8/8/2013	18,958	14,765	2.04	8/8/2023	—		—
	1/4/2013	13,750	6,250	1.72	1/4/2023	—		—
	3/13/2012	18,750	1,250	2.05	3/13/2022	—		—
	8/1/2011	25,000	—	2.90	8/1/2021	—		—
	11/4/2010	25,000	—	2.31	11/4/2020	—		—
	8/4/2009	20,000	—	4.45	8/4/2019	—		—
	7/30/2008	10,000	—	4.79	7/30/2018	—		—
	4/1/2008	70,000	—	5.20	8/1/2021	—		—

Ebun S. Garner, Esq.	2/25/2015	—	—	—	—	120,000	(5)	36,000
	7/30/2014	—	—	—	—	60,000	(5)	180,000
	8/8/2013	—	—	—	—	18,750	(4)	5,625
	7/30/2014	28,125	61,875	1.42	7/30/2024	—		—
	8/8/2013	31,641	24,609	2.04	8/8/2023	—		—
	1/4/2013	85,937	39,063	1.72	1/4/2023	—		—
	12/19/2012	103,925	—	2.05	12/19/2022	—		—
	11/4/2010	55,000	—	2.31	11/4/2020	—		—
	3/6/2009	20,000	—	1.28	3/6/2019	—		—

(1)	All unvested option awards vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches each three months thereafter.

(2)
All restricted share awards vest annually from the grant date in four equal installments of 25%. All unvested restricted share awards are subject to repurchase rights within 12 months of termination, and in certain instances vested restricted share awards are subject to repurchase within 12 months of termination.

(3)	Amount based on December 31, 2015 closing price of $0.30 per share of our common stock on the NASDAQ Global Select Market.

(4)	These restricted share awards will vest based upon achieving a defined level of performance against an industry index based on our common stock price on certain dates or upon a change of control.

(5)
The PSUs vest based upon the Company’s achievement of certain performance goals as discussed in the Compensation Discussion and Analysis. The number of PSUs that may vest varies between 0% - 200% based on the achievement of such goals. The PSUs granted on July 30, 2014 have a performance period of July 1, 2014 through December 31, 2016 and the PSUs granted on February 25, 2015 have a performance period of January 1, 2015 through December 31, 2017.

Option Exercises and Stock Vested in 2015
The following table sets forth information regarding vesting of stock awards held by our named executive officers during the fiscal year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
James Corbett	—	—	—	—
Michael O'Neill	—	—	—	—
Michael Plunkett	—	—	25,000	35,125
Mitsuo Asai	—	—	—	—
Ebun S. Garner, Esq.	—	—	—	—

(1)
The value realized on vesting is calculated by multiplying the number of shares that vested on the applicable vesting date by the closing price of our common stock on the NASDAQ Global Select Market on the applicable vesting date.

Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any non-qualified defined contribution plans or other deferred compensation plans.
Potential Payments Upon Termination or Change-in-Control
Termination of Employment and Change in Control Arrangements
The employment agreements with our Named Executive Officers provide certain benefits upon the termination of employment without cause. Such benefits are described in detail below.
In the event that Mr. Corbett is terminated (i) without cause or (ii) by Mr. Corbett following certain events, he is entitled to receive as severance compensation equivalent to nine months of base salary plus 100% of his annual target bonus amount then in effect, paid over a period of nine months, known as the Corbett Severance Period. During the Corbett Severance Period, Mr. Corbett will receive a "gross-up" related to any taxes incurred for the continuation of his health and dental insurance coverage pursuant to COBRA. Previously granted stock options and restricted stock which is scheduled to vest during the Corbett Severance Period will continue to vest. Mr. Corbett shall have 90 days after the end of the Corbett Severance Period to exercise any and all vested options. In the event that Mr. Corbett's employment is terminated within 180 days following a change of control, the Corbett Severance Period is increased from nine months to twelve months.
In the event that Mr. O’Neill is terminated (i) without cause or (ii) by Mr. O’Neill following certain events, he is entitled to receive as severance compensation his base salary for a period of 12 months, and payment of, or reimbursement for the continuation of his health and dental insurance coverage pursuant to COBRA for the period in which he is receiving severance, and a “gross up” related to any taxes incurred in connection with such COBRA payments. In the event that Mr. O’Neill’s employment is terminated due to either his death or disability, we are required to pay Mr. O’Neill (or his estate, as the case may be) an amount equal to Mr. O’Neill’s target bonus for the fiscal year in which such termination occurred (with such amount pro-rated based on the date of termination). In addition, in the event of termination due to death or disability, any unvested stock options and restricted stock awards held by Mr. O’Neill shall become fully vested and not subject to forfeiture or repurchase.
In the event that Mr. Plunkett is terminated without cause he is entitled to receive as severance compensation his base salary for a period of nine months and payment, or reimbursement, of the continuation of his health and dental insurance coverage pursuant to COBRA.
In the event that Mr. Asai is terminated without cause, he is entitled to receive as severance compensation his base salary for a period of 12 months. In the event of Mr. Asai’s death, 50% of his then current base salary would be payable to his estate.
In the event that Mr. Garner is terminated without cause he is entitled to receive as severance compensation his base salary for a period of nine months and during such nine-month period Mr. Garner shall be entitled to continue to participate in all benefit programs that the Company establishes and makes available to its management employees.
Pursuant to our restricted stock, stock option, and PSU agreements with our executive officers, including our named executive officers, in the event of a change in control, as defined in the 2005 Stock Plan and described below, the vesting of outstanding restricted stock, stock option, and PSU grants (at 100% of the target amount) held by our executive officers will accelerate in connection with a change in control, without regard to whether the executive officer terminates employment in connection with or following the change in control.
Potential Post-Employment Payments Table
The table below reflects amounts payable by us to the Named Executive Officers (i) assuming their employment was terminated on December 31, 2015, and (ii) assuming a change in control occurred on December 31, 2015.

Name	Voluntary Termination by Executive (1) ($)	For Cause Termination (1) ($)	Involuntary Disability or Death ($)	Termination by the Company Without Cause Prior to a Change in Control ($)	Change in Control with No termination (2) ($)
James Corbett(3)	1,041,093	38,578	38,578	870,015	150,000
Michael O’Neill(4)	462,822	63,135	323,760	462,822	59,625
Michael Plunkett(5)	50,172	50,172	50,172	326,292	75,750
Mitsuo Asai(6)	17,080	17,080	133,249	232,338	21,375
Ebun Garner, Esq.(7)	52,769	52,769	52,769	311,112	59,625

(1)
Other than with respect to Messrs. Corbett O’Neill and Asai, the only post-employment payments payable to Named Executive Officers who voluntarily terminate their employment or are terminated for cause would be accrued earnings and accrued but unused vacation through the termination date. Accrued vacation through termination, whether in connection with a voluntary termination or termination for cause, must be paid in accordance with California law. Each of Messrs. Corbett and O’Neill are entitled to a severance payment in the event that certain events occur prior to a termination of employment by the employee.

(2)
Represents the intrinsic value of the unvested PSUs, stock options and restricted stock awards as of December 31, 2015 that would have been accelerated had a change in control occurred on that date, calculated by multiplying the number of underlying unvested shares by the closing price of our stock on December 31, 2015 ($0.30 per share) and, in the case of stock options, then subtracting the applicable option exercise price. As of December 31, 2015, Mr. Corbett had 500,000 unvested PSUs and restricted stock awards, Messrs. O’Neill and Garner had 198,750 unvested PSUs and restricted stock awards, Mr. Plunkett had 252,500 unvested PSUs and restricted stock awards, and Mr. Asai had 71,500 unvested PSUs and restricted stock awards. As of December 31, 2015, Mr. Corbett had 343,750 unvested stock options, Messrs. O’Neill and Garner each had 125,547 unvested stock options, Mr. Plunkett had 114,064 unvested stock options, and Mr. Asai had 22,265 unvested stock options.

(3)
Mr. Corbett’s post-employment compensation would consist of (a) 12 months’ salary totaling $530,000, (b) bonus of $424,000, (c) healthcare related benefits of $23,103, (d) tax gross-ups on healthcare related benefits of $25,413 and (e) accrued and unused vacation of $38,578.

(4)
Mr. O’Neill’s post-employment compensation would consist of (a) 12 months’ salary totaling $335,000, (b) healthcare related benefits of $30,803 (c) tax gross ups on healthcare related benefits of $33,884 and (d) accrued and unused vacation of $63,135.

(5)
Mr. Plunkett’s post-employment compensation would consist of (a) nine months’ salary totaling $243,750, (b) healthcare related benefits of $15,414 (c) tax gross ups on healthcare related benefits of $16,956 and (d) accrued and unused vacation of $50,172.

(6)	Mr. Asai's post-employment compensation would consist of 12 months’ salary totaling $232,338.

(7)
Mr. Garner’s post-employment compensation would consist of (a) nine months’ salary totaling $210,000, (b) healthcare related benefits of $23,020 (c) tax gross ups on healthcare related benefits of $25,322 and (d) accrued and unused vacation of $52,770.

Nominating, Governance and Compensation Committee Interlocks and Insider Participation.
During fiscal year 2015, the members of the Nominating, Governance and Compensation Committee were Mr. Molson, Mr. O’Neil, Mr. Davis, who resigned from the Board in May of 2016, and Mr. Rohit Desai, who resigned from the Board in March of 2016. No member of the Nominating, Governance and Compensation Committee was at any time during fiscal year 2015 an officer or employee of the Company (or any of its subsidiaries), or was formerly an officer of the Company (or any of its subsidiaries). During fiscal year 2015, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Nominating, Governance and Compensation Committee of the Company; (ii) a director of another entity, one of whose executive officers served on the Nominating, Governance and Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2015 to each of our current directors and former directors, John H. Foster, Rohit M. Desai, James R. Glynn and Tom C. Davis.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Leslie Cross	75,000	75,000	49,490	—	199,490
Mortimer Berkowitz III(1)	—	—	—	—	—
John H. Foster(1)	—	—	—	—	—
Rohit M. Desai	33,000	45,000	29,694	—	107,694
James R. Glynn	33,750	45,000	29,694	—	108,444
Siri S. Marshall	33,000	45,000	29,694	—	107,694
R. Ian Molson	61,000	45,000	29,694	—	135,694
Stephen E. O’Neil	33,000	45,000	29,694	—	107,694
Tom C. Davis	35,000	50,164	33,095	—	118,259
Donald Williams	39,000	45,000	29,988	—	113,988

(1)	Mr. Foster and Mr. Berkowitz were not paid any compensation for their service as a director during 2015 nor did they have any stock awards or options outstanding as of December 31, 2015.

(2)
Represents the grant date fair value of the stock to purchase the value of $45,000 worth of shares of common stock awarded on February 25, 2015 to Messrs. Desai, Glynn, Molson, O’Neill and Ms. Marshall, the value of $75,000 worth of shares of our common stock awarded on February 25, 2015 to Mr. Cross and the value $45,000 worth of shares of our common stock awarded on May 1, 2015 to Mr. Williams. In addition, Mr. Davis was awarded the grant date fair value of $5,164 worth of our common stock awarded on May 5, 2015. The grant date fair value of these stock awards, which were the only stock awards granted to these directors in the fiscal year ended December 31, 2015, was computed in accordance with FASB ASC Topic 718. The assumptions and methodologies used to calculate these amounts are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates - Stock-Based Compensation” in the Form 10-K.

(3)
Represents the grant date fair value of the stock options to purchase the Black-Scholes value of $30,000 worth of non-qualified options of common stock awarded on February 25, 2015 to certain of our directors Messrs. Desai, Glynn, Molson, O’Neill and Ms. Marshall, the Black-Scholes value of $50,000 worth of non-qualified options awarded on February 25, 2015 to Mr. Cross and the Black-Scholes value $30,000 worth of nonqualified options awarded on May 1, 2015 to Mr. Williams. In addition, Mr. Davis was awarded the Black-Scholes value of $5,162 worth of nonqualified options awarded on May 5, 2015. The grant date fair value of these stock options, which were the only stock options granted to these directors in the fiscal year ended December 31, 2015, was computed in accordance with FASB ASC Topic 718. The assumptions and methodologies used to calculate these amounts are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates - Stock-Based Compensation” in the Form 10-K.

In July 2013, the Board approved the following annual compensation program for our independent directors: (i) an annual grant of nonqualified options equivalent in value to $30,000 on the date of grant with three-year vesting; (ii) an annual grant of shares of restricted stock equivalent in value to $45,000 on the date of grant with one-year vesting; (iii) an annual cash retainer of $25,000, which is paid quarterly; (iv) an annual payment of $20,000, paid quarterly to each independent director that serves as a Chairman of the Board or a Board committee; and (v) an annual payment of $8,000, paid quarterly, to each independent director that serves as a member of a Board committee.

In February 2015, the Nominating, Governance and Compensation Committee approved the following annual compensation program for a non-employee Chairman of the Board of Directors: (i) an annual grant of nonqualified options equivalent in value to $50,000 on the date of grant with three-year vesting; and (ii) an annual grant of shares of restricted common stock equivalent in value to $75,000 on the date of grant with one-year vesting.
In connection with his retirement, Mr. Glynn and the Company entered into a Vesting Acceleration Agreement effective as of November 1, 2015. Pursuant to the agreement all outstanding options to purchase the Company’s common stock and any restricted common stock held by Mr. Glynn as of November 1, 2015 became vested and exercisable. In addition, the term during which Mr. Glynn may exercise his stock options was extended until the earlier of: (i) November 1, 2017 (or the following business day if such day is not a business day of the Company), or (ii) the expiration date that would apply to such stock option. There was no incremental stock compensation expense to the Company related to the accelerated vesting of Mr. Glynn's equity awards.
Equity Compensation Plan Information
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(2)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	10,032,039	$2.03	3,840,391
Equity compensation plans not approved by security holders	—	—	—
Total	10,032,039	$2.03	3,840,391

(1)	This plan consists of our Amended and Restated 2005 Employee, Director and Consultant Stock Plan, which expired by its terms in April 2016.

(2)	Excludes 732,822 shares of restricted stock awards issued and unvested as of December 31, 2015.
COMPENSATION COMMITTEE REPORT
The Nominating, Governance and Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the compensation committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

Members of the Nominating, Governance and Compensation Committee
R. Ian Molson, Chairman
Stephen O’Neil
REPORT OF AUDIT COMMITTEE FOR THE YEAR ENDED DECEMBER 31, 2015
The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of the rules promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in its charter adopted by the Board, which is available on our website at www.alphatecspine.com. This committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2015, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management and Ernst & Young LLP, our independent registered public accounting firm;

•	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•
Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP communications with the Audit Committee and the Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE:
Donald Williams (Chairman)
Siri S. Marshall
R. Ian Molson
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis, except that 18 reports, in the aggregate, consisting of one initial report of beneficial ownership on Form 3 and 17 reports of changes in beneficial ownership on Form 4 were filed late by each of the following directors and executive officers: Michael Plunkett, Ebun Garner, James Glynn, Stephen O’Neill, R. Ian Molson, Siri Marshall and Rohit Desai (each with one report regarding one transaction); Leslie Cross, and Tom Davis (each with two reports regarding two transactions), and Donald Williams and Mitsuo Asai (with three reports regarding three transactions).
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Agreements with our Officers, Directors and Principal Stockholders
For the year ended December 31, 2015, we incurred costs of less than $0.1 million related to reimbursement of travel and administrative expenses to HealthpointCapital, LLC. John H. Foster, our former director, is a significant equity holder of HealthpointCapital, LLC, an affiliate of HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P., which are our principal stockholders. In addition, for the year ended December 31, 2015, we paid less than $0.1 million in connection with the indemnification obligations of our affiliates, Scient’x S.A.S. and Surgiview S.A.S., all of which was related to a litigation matter in which indemnification was provided by us to certain directors of our affiliates that are also our directors.
We have entered into indemnification agreements with all of our directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law and to advance expenses incurred by them in connection with any proceeding against them with respect to which they may be entitled to indemnification by us.
Related Party Transaction Policies
Our officers, directors and affiliates are required to obtain Audit Committee approval in advance for any proposed related party transaction. In addition, all related party transactions of more than $250,000 are to be reviewed by at least two independent directors or the Audit Committee no less than five days before consummation of the proposed related party transaction, or upon agreement if less than five days between agreement and consummation, and the independent directors’ approval or disapproval of the proposed related party transaction are to be fully disclosed in our next annual or quarterly report immediately following the approval or disapproval of the proposed related party transaction. In addition, our code of conduct requires that each director, officer and employee must do everything he or she reasonably can to avoid conflicts of interest or the appearance of conflicts of interest. The code of conduct states that a conflict of interest exists when an individual’s private interest interferes in any way with our interests and sets forth a list of broad categories of the types of transactions that must be reported to our compliance officer. Under the code of conduct, we reserve the right to determine when an actual or potential conflict of interest exists and then to take any action we deem appropriate to prevent the conflict of interest from occurring.
Director Independence
Our Board has determined that the following members of the Board qualify as independent directors under the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market: R. Ian Molson, Stephen E. O’Neil, Siri S. Marshall, and Donald A. Williams.
PROPOSAL 1: ELECTION OF DIRECTORS

On March 31, 2016, the Board of Directors nominated Leslie H. Cross, Mortimer Berkowitz III, R. Ian Molson, Stephen E. O’Neil, Siri S. Marshall, James M. Corbett and Donald A. Williams for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors for a term of one year until the 2017 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Leslie H. Cross, Mortimer Berkowitz III, R. Ian Molson, Stephen E. O’Neil, Siri S. Marshall, James M. Corbett and Donald A. Williams. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted FOR each nominee at the Annual Meeting is required to elect each nominee as a director.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF LESLIE H. CROSS, MORTIMER BERKOWITZ III, R. IAN MOLSON, STEPHEN E. O’NEIL, SIRI S. MARSHALL, JAMES M. CORBETT AND DONALD A. WILLIAMS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: APPROVAL OF 2016 EQUITY INCENTIVE PLAN

General
We are requesting that you vote to approve the Alphatec Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), which our Board of Directors has approved, subject to your approval at our annual meeting of stockholders. The 2016 Plan is intended to replace our 2005 Amended and Restated Employee, Director and Consultant Stock Plan, as amended (the “2005 Stock Plan”), which expired by its terms in April 2016. The 2016 Plan authorizes the issuance of up to 9,000,000 shares of our common stock pursuant to awards to be granted under the 2016 Plan (prior to giving effect to the reverse stock split discussed in “Proposal 3: Approval of Reverse Stock Split” included elsewhere in this proxy statement). In addition, the 2016 Plan will allow up to 4,000,000 additional shares to be issued if awards outstanding under the 2005 Stock Plan are forfeited, cancelled or expire on or after the date of our Annual Meeting. The 2016 Plan also includes the following features:

•	No Evergreen Share Increase-no “evergreen” feature pursuant to which the number of shares reserved for issuance under the plan is automatically replenished each year;

•
Authorizes Performance Awards in compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the”Code”) - allows us to maximize corporate deductibility of executive compensation to the extent that it may be desirable to do so as discussed in more detail below; and

•
No Repricing without Stockholder Approval-provides that our board of directors may not, without stockholder approval, reduce the exercise price of a stock option or stock appreciation right, cancel any outstanding stock option or stock appreciation right in exchange for a replacement stock option or stock appreciation right having a lower exercise or strike price or for any other stock award or for cash, or otherwise “reprice” a stock option or stock appreciation right as defined in the stockholder approval rules of The NASDAQ Stock Market or under generally accepted accounting principles.

As of May 20, 2016, 7,492,661 options to purchase shares of our common stock were outstanding under the 2005 Stock Plan and 2,292,000 restricted stock units were outstanding under the 2005 Stock Plan. The 2005 Stock Plan expired by its terms in April 2016 and no additional grants will be made under the 2005 Stock Plan.
As of May 20, 2016, the equity overhang, represented by all awards outstanding under the 2005 Stock Plan, was 8.7%. The equity overhang from all awards outstanding and shares available for issuance would be 15.5% assuming approval of the 2016 Plan. Equity overhang was calculated in each instance above as all shares issuable upon exercise of outstanding options and the vesting of outstanding restricted stock units plus shares available for future grant divided by (a) shares of common stock outstanding plus (b) shares in the numerator.
The 2016 Plan is being submitted to you for approval at the annual meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of Code, and (ii) eligibility to receive a federal income tax deduction for certain compensation to be received by executive officers under the 2016 Plan by complying with Section 162(m) of the Code. Approval by our stockholders of the 2016 Plan is also required by the Nasdaq Stock Market Listing Standards.
The 2016 Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent desirable, the tax deduction available to us for certain awards we grant under the 2016 Plan. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its covered employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. As Section 162(m) is interpreted by the Internal Revenue Service, because we are currently considered an “accelerated filer” under SEC rules, our “covered employees” for purposes of Section 162(m) are currently our chief executive officer and our three other most highly compensated executive officers (other than our chief financial officer). In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2016 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under “Eligibility” and Shares Available for Issuance” and the performance goals are described below under “Performance Goals.”

Our Board, the Nominating, Governance and Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2016 Plan will maintain and enhance the key policies and practices adopted by our management, the Nominating, Governance and Compensation Committee and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2016 Plan is essential to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the 2016 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the 2016 Plan.
The following is a brief summary of the 2016 Plan. This summary is qualified in its entirety by reference to the text of the 2016 Plan, a copy of which is attached as Appendix B to this proxy statement.
Material Features of the 2016 Plan
Eligibility. The 2016 Plan allows us, under the direction of our Nominating, Governance and Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Nominating, Governance and Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2016 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2016 Plan. As of May 20, 2016, there are approximately 325 individuals who will be eligible to participate in the 2016 Plan.
Shares Available for Issuance. The 2016 Plan provides for the issuance of up to 9,000,000 shares of our common stock plus up to 4,000,000 additional shares to be issued if awards outstanding under our 2005 Stock Plan are cancelled or expire on or after the date of the annual meeting. Generally shares of common stock reserved for awards under the 2016 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2016 Plan provides that no participant may receive awards for more than 1,500,000 shares of common stock in any fiscal year. The numbers in this paragraph are prior to giving effect to the reverse stock split discussed in “Proposal 3: Approval of Reverse Stock Split” included elsewhere in this proxy statement.
Performance Goals. In order for the Company to have the ability to grant awards under the 2016 Plan that qualify as “performance-based compensation” under Section 162(m) of the Code, the 2016 Plan provides that our Nominating, Governance and Compensation Committee may require that the vesting of certain 2016 plan awards (other than stock options and SARs) be conditioned on the satisfaction of performance criteria related to objectives of the Company, an affiliate of the Company or a division or strategic business unit of the Company in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the 2016 Plan subject to the attainment of these performance goals, the Nominating, Governance and Compensation Committee intends that compensation paid under the 2016 Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.
Stock Options. Stock options granted under the 2016 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified stock options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and may not have a term longer than ten years. However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.
Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.
During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.
Other Stock-Based Awards. The 2016 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, and stock unit awards. Our Nominating, Governance and Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.
Termination of Service. Unless otherwise provided by the administrator or in an award agreement, upon a termination of a participant’s service, all unvested options then held by the participant will terminate and all other unvested awards will be forfeited.
Plan Administration. In accordance with the terms of the 2016 Plan, our Board of Directors has authorized our Nominating, Governance and Compensation Committee to administer the 2016 Plan. In accordance with the provisions of the 2016 Plan, our Nominating, Governance and Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2016 Plan.
In addition, our Nominating, Governance and Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2016 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted option and will not be exchanged for cash.
Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.
Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to the 2016 Plan, as to some or all outstanding awards:

•
provide that outstanding options will be assumed or substituted for shares of the successor corporation or consideration payable with respect to our outstanding stock in connection with the corporate transaction;

•
provide that the outstanding options must be exercised within a certain number of days, either to the extent the options are then exercisable, or at the administrator’s discretion, any such options being made partially or fully exercisable;

•
terminate outstanding options in exchange for payment of an amount equal to the difference between (a) the consideration payable upon consummation of the corporate transaction to a holder of the number of shares into which such option would have been exercisable to the extent then exercisable (or, in the administrator’s discretion, any such options being made partially or fully exercisable) and (b) the aggregate exercise price of those options;

•
provide that outstanding awards will be assumed or substituted for shares of the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the corporate transaction; and

•
terminate outstanding stock grants in exchange for payment of any amount equal to the consideration payable upon consummation of the corporate transaction to a holder of the same number of shares comprising the stock grant, to the extent the stock grant is no longer subject to any forfeiture or repurchase rights (or, at the administrator’s discretion, all forfeiture and repurchase rights being waived upon the corporate transaction).

Amendment and Termination. The 2016 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.
Duration of Plan. The 2016 Plan will expire by its terms on May 26, 2026.
Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2016 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2016 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options. A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:
With respect to stock grants under the 2016 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions
As a result of Section 162(m) of the Code, our deduction for certain awards under the 2016 Plan may be limited to the extent that a covered employee receives compensation in excess of $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code.) If stockholders approve the 2016 Plan, certain grants under our 2016 Plan may qualify as performance-based compensation.
New Plan Benefits
The amounts of future grants under the 2016 Plan are not determinable as awards under the 2016 Plan and will be granted at the sole discretion of the Nominating, Governance and Compensation Committee, or other delegated persons, and we cannot determine at this time either the persons who will receive awards under the 2016 Plan or the amount or types of any such awards.
On May 20, 2016 the closing price per share of our common stock was $0.185 per share as reported by the NASDAQ Global Select Market.
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal meeting is required to approve the 2016 Plan.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF ALPHATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL 3: APPROVAL OF REVERSE STOCK SPLIT

Introduction
On March 31, 2016, the Board has unanimously approved and recommended to our stockholders an amendment to our Restated Certificate of Incorporation, or the Certificate of Amendment, to effect a reverse stock split, or the Reverse Stock Split, of our outstanding common stock (including shares held in Treasury) at a ratio of not less than one-for-four shares (1:4) and not greater than one-for-twelve shares (1:12), with the exact ratio to be set as a whole number at or within this range as determined by our Board. If this Proposal 3 is approved, our Board may (but is not required to) implement the steps necessary to effect the Reverse Stock Split within one year of the date of the Annual Meeting without further stockholder approval. Even if this Proposal 3 is approved, our Board may decide not to effect the Reverse Stock Split at all if it determines that the Reverse Stock Split is not in the best interests of the Company and/or its stockholders.
The Reverse Stock Split will have no effect on the par value of our common stock but will have the effect of reducing the number of outstanding shares of common stock (and shares of common stock held in Treasury) by the chosen ratio. We will pay cash in lieu of fractional shares resulting from the Reverse Stock Split. The proposed form of the Certificate of Amendment to implement the Reverse Stock Split is attached to this proxy statement as Appendix C.
Reasons for the Reverse Stock Split
Our common stock is listed on The NASDAQ Global Select Market, which has as one of its continued listing requirements a per share price of not less than $1.00 per share. Our common stock is currently trading significantly below $1.00 per share. We have been provided two consecutive 180-day grace periods (which now expire on September 12, 2016) to regain compliance and we will regain compliance if the bid price of our common stock closes at $1.00 per share or more for a minimum of ten consecutive trading days by such date. The Reverse Stock Split is one method for achieving this result. We value our listing on The NASDAQ Global Select Market and currently intend to implement the Reverse Stock Split no later than August 29, 2016 in order to assist in maintaining such listing.
Our Board believes that the delisting of our common stock from The NASDAQ Global Select Market would likely result in decreased liquidity and/or increased volatility in our common stock, a loss of current or future coverage by certain sell-side analysts, and a diminution of institutional investor interest. The Board also believes that such delisting could cause a loss of confidence of industry partners, customers, and employees of the Company, which could harm our business and its future prospects.
If our common stock were delisted from The NASDAQ Global Select Market and were not eligible for trading on another NASDAQ market, it would likely qualify for quotation on the OTC Bulletin Board or on the “pink sheets,” a price discovery platform maintained by the National Quotation Bureau, Inc. The Board believes that, in this event, stockholders would likely find it more difficult to obtain accurate quotations as to the price of our common stock, and the liquidity of our common stock would likely be reduced, making it more difficult for stockholders to buy or sell our common stock at competitive market prices, or at all. In addition, support from institutional investors and/or market makers that currently buy and sell the Company’s stock may decline, possibly resulting in a decrease in the trading price of our common stock.
In evaluating whether or not to authorize the Reverse Stock Split, in addition to the considerations described above, our Board also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.
We also believe that the low market price of our common stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, we believe that the low market price of our common stock has reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

In order to provide maximum flexibility, the Company is seeking stockholder approval for a range of reverse split ratios of not less than one-for-four (1:4) and not greater than one-for-twelve (1:12). The need for the range is due to the volatility of our stock price which ranged from a high of $1.40 to a low of $0.24 between April 15, 2015 and April 15, 2016.
We believe that enabling our Board to set the exact reverse split ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, our Board will consider factors such as:

•	the total number of shares of common stock outstanding;

•	the status of our common stock listing on The NASDAQ Global Select Market and the listing standards and rule-making process of NASDAQ and other stock exchanges;

•	the historical trading price and trading volume of our common stock;

•	the then prevailing trading price and trading volume for our common stock;

•	the anticipated impact of the Reverse Stock Split on the trading price of and market for our common stock; and

•	prevailing general market and economic conditions.
Reducing the number of outstanding shares of our common stock through a reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions, and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.
Our Board will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this Proposal 3 for one year following the date of the Annual Meeting. Our Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split, at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders. However, because our common stock must be above $1.00 for a minimum of ten consecutive trading days prior to September 12, 2016 or our common stock will likely be delisted from The NASDAQ Global Select Market, our Board currently expects that it will implement the Reverse Stock Split no later than August 29, 2016.
Effect of the Reverse Split on Our Common Stock
Depending on the ratio of the Reverse Stock Split determined by our Board, a minimum of four (4) and a maximum of twelve (12) shares of existing common stock will be combined into one share of common stock. The table below shows, as of May 20, 2016, the approximate number of outstanding shares of common stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares) based on the 102,494,745 shares of common stock issued and outstanding as of such date:

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-4	25,623,686
1-for-5	20,498,949
1-for-6	17,082,458
1-for-7	14,642,106
1-for-8	12,811,843
1-for-9	11,388,305
1-for-10	10,249,475
1-for-11	9,317,704
1-for-12	8,541,229
If effected, the Reverse Stock Split also would reduce our Treasury shares proportionately based on the Reverse Stock Split ratio. As of May [•], 2016, we have [•] shares of our common stock held as Treasury shares. In addition, the approximate number of shares reserved for future issuance under our 2016 Plan, if approved by the stockholders at the Annual Meeting, which is the only plan from which we may make new stock awards, also would be proportionately reduced based on the Reverse Stock Split ratio. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board.
The Reverse Stock Split will affect all holders of our common stock uniformly and will not change any stockholder’s percentage ownership interest in us, except that, as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, our current expectation is that the Reverse Stock Split will not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares and the matters discussed below in “Fractional Shares.”
Certain of our officers and directors have an interest in the Reverse Stock Split as a result of their ownership of shares of common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe than any of our officers or directors have interests in the Reverse Stock Split that are materially different from or greater than those of our other stockholders.
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
Our Restated Certificate of Incorporation authorizes us to issue 20,000,000 shares of preferred stock and the Reverse Stock Split would have no effect on the number of shares of preferred stock that we are authorized to issue. Authorized but unissued shares of our common stock and preferred stock are available for future issuance as may be determined by our Board without further action by our stockholders, unless stockholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. These additional shares may be issued in the future for a variety of corporate purposes including, but not limited to, raising additional capital, corporate acquisitions, and equity incentive plans. Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis. However, we currently have no plans, arrangements, or understandings, written or oral, to issue any additional authorized shares.
The Reverse Stock Split could, under certain circumstances, have an anti-takeover effect (for example, by enhancing our ability to approve future issuances that could dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction involving the Company with another company). This Proposal 3 is not being made in response to any effort of which the Board is aware to accumulate shares of our common stock or obtain control of the Company.
Procedure for Implementing the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing, or the “Effective Time”, of the Certificate of Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate of Amendment that will effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. However, because our common stock must be above $1.00 for a minimum of ten consecutive trading days prior to September 12, 2016 or our common stock will likely be delisted from The NASDAQ Global Select Market, our Board currently expects that it will implement the Reverse Stock Split no later than August 29, 2016. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. If the Certificate of Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on the first anniversary of the Annual Meeting, our Board will abandon the Reverse Stock Split.
After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.
Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)
Upon the implementation of the Reverse Stock Split, and other than as described in “Fractional Shares” below, we intend to treat shares held by stockholders through a bank, broker, custodian, or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse

Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.
Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)
Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.
Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.
Exchange of Stock Certificates and Payment for Fractional Shares
As soon as practicable after filing the Certificate Amendment effecting the Reverse Stock Split with the Secretary of State of Delaware, stockholders of record will receive transmittal forms to be used for the exchange of their common stock certificates for new certificates representing the appropriate number of shares of common stock after the Reverse Stock Split and any cash payment due for fractional shares. Each current certificate representing shares of common stock will, until so exchanged, be deemed for all corporate purposes after the Effective Time to evidence ownership of our common stock in the proportionately reduced number. Our transfer agent will act as the exchange agent for purposes of implementing the payment in lieu of fractional shares and the exchange of stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing shares of our common stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each stockholder who surrenders certificates will receive any cash payment due for fractional shares and, upon payment of any applicable fees, new certificates representing the whole number of shares of our common stock that he or she holds as a result of the Reverse Stock Split. No new certificates and no payments in lieu of fractional shares will be issued to a stockholder until the stockholder has surrendered its outstanding stock certificate(s) together with the properly completed and executed transmittal form to the exchange agent.
Stockholders should NOT destroy any stock certificates or submit their stock certificates now. You should submit them only after you receive instructions from us or our exchange agent.
No service charges, brokerage commissions, or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.
Fractional Shares
No fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share. Instead of issuing fractional shares, we would pay to the stockholder, in cash, the value of any fractional share arising from the Reverse Stock Split as follows:

•	If a stockholder’s shares are held in street name, payment for the fractional shares will be deposited directly into the stockholder’s account with the organization holding the stockholder’s shares.

•
If the stockholder’s shares are registered directly in the stockholder’s name, payment for the fractional shares will be made by check, sent to the stockholder directly from the exchange agent upon receipt of the properly completed and executed transmittal letter and original stock certificates.

•	The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•
The average closing price of our common stock as reported by The NASDAQ Global Select Market for the five (5) trading days immediately preceding the date of the Reverse Stock Split, or if our common stock is not at such time traded on The NASDAQ Global Select Market, then as reported on the primary trading market for our common stock; by

•	The amount of the fractional share.
Stockholders will not be entitled to receive interest for their fractional shares. We currently expect that those stockholders who hold less than the number of shares set forth in the Reverse Stock Split ratio would be eliminated as a result of the payment of cash in lieu of any fractional shares in connection with the Reverse Stock Split. A person otherwise entitled to a fractional share would not have any voting, dividend or other rights in respect of his or her fractional share except to receive the cash payment described above. Such cash payments would reduce the number of post-split stockholders of the Company to the extent that there are stockholders holding fewer than the number of pre-split shares within the exchange ratio approved by the Board in the Reverse Stock Split. Reducing the number of stockholders is not the purpose of this proposal.
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants and Convertible or Exchangeable Securities
Based upon the ratio of the Reverse Stock Split determined by our Board, proportionate adjustments are generally required to be made to the number of shares reserved for future issuance under our stock option plans, as well as the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible, or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible, or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange, or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the ratio of the Reverse Stock Split determined by the Board, subject to our treatment of fractional shares.
Accounting Matters
The proposed Certificate of Amendment will not affect the par value of our common stock per share, which will remain par value $0.0001 per share. As a result, as of the Effective Time, the amount on our balance sheet attributable to common stock would be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account on our balance sheet would be credited with the amount by which the common stock is reduced. The per share net loss will be increased because there will be fewer shares of common stock outstanding. We do not anticipate any other accounting consequences that would arise as a result of the Reverse Stock Split.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of Alphatec Holdings, Inc. capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended, or the Code, Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service, or IRS,, and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Alphatec Holdings, Inc. capital stock that is for United States federal income tax purposes:
(i) an individual citizen or resident of the United States;
(ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;
(iii) an estate with income subject to United States federal income tax regardless of its source; or
(iv) a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.
This discussion assumes that a U.S. holder holds Alphatec Holdings, Inc. capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular Alphatec Holdings, Inc. stockholder or to Alphatec Holdings, Inc. stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or Alphatec Holdings, Inc. stockholders holding their shares of Alphatec Holdings, Inc. capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is an Alphatec Holdings, Inc. stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.
Tax Consequences of the Reverse Stock Split Generally
We believe that the reverse stock split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:

•	A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

•	A U.S. holder’s aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

•
A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.
No Appraisal Rights
Stockholders have no rights under Delaware law or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.
No Going Private Transaction
Notwithstanding the change in the number of outstanding shares following the Reverse Stock Split, the Board has no current intention for this transaction to be the first step in a series of plans or proposals for a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.
Vote Required
This Proposal 3 requires the affirmative vote of a majority of the voting power of all of the outstanding shares of our common stock entitled to vote thereon. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions and broker non-votes will have the same effect as votes “against” this Proposal 3. The proxy holders will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted “FOR” the approval of this Proposal 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, TO BE EFFECTED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS AT ANY TIME WITHIN ONE YEAR OF THE DATE OF THE ANNUAL MEETING WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS , AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has approved the Audit Committee's recommendation to have Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2016. The Board of Directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2015. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2015 and 2014, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal Year 2015	Fiscal Year 2014

Audit fees (1)	$1,580,699	$1,619,642
Audit-related fees	—	—
Tax fees (2)	—	75,796
All other fees	—	—
Total	$1,580,699	$1,695,438

(1)
Audit fees represent professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services in connection with other regulatory filings.

(2)
Tax fees in 2015 represent professional services provided in connection with consulting on compliance with the Medical Device Excise tax and transfer pricing study. Tax fees in 2014 represent professional services performed in connection with transfer pricing study and Section 382 tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Consistent with Securities and Exchange Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of our independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1. Audit services include audit work performed in the review of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are seeking your advisory vote of the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the sections of this proxy statement titled “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation.” You are being asked to vote on the following advisory resolution:
“RESOLVED, that the compensation paid to the named executive officers of Alphatec Holdings, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission including the Compensation Discussion and Analysis, the compensation tables, and the related material disclosed in this proxy statement is hereby APPROVED.”
The compensation of our named executive officers is based on a design that ties a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, the Board of Directors believes, promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, the mix of fixed and performance based compensation and the terms of long-term incentive awards, as well as the terms of executives’ employment agreements, are all designed to enable the Company to attract, motivate and retain key executives who are crucial to our long-term success while, at the same time, creating a close relationship between performance and compensation. The Nominating, Governance and Compensation Committee and the Board of Directors believe that the design of the program, and hence the compensation awarded to our named executive officers under the current program, fulfills this objective.
Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.
The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to approve, on an advisory basis, this resolution. Although the vote is non-binding, the Board of Directors and the Nominating, Governance and Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation program and when making future decisions regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct that applies to all of our employees, including our Chief Executive Officer, who is our principal executive officer, and our Chief Financial Officer, who is our principal financial officer and principal accounting officer. The text of the code of conduct is posted on our website at www.alphatecspine.com under “Investor Relations-Corporate Governance,” and is available to stockholders without charge, upon request, in writing to the Corporate Secretary, Alphatec Holdings, Inc., at 5818 El Camino Real, Carlsbad, CA 92008. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market and the SEC, in which case we intend to post such amendments and waivers on our website at www.alphatecspine.com.
OTHER MATTERS
The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS
To be considered for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than February [•], 2017, which is 120 days prior to the date that is one year from this year’s mailing date of June [•], 2016. To be considered for presentation at the 2017 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than March [•], 2017 and no later than April [•], 2017. Proposals that are not received in a timely manner will not be voted on at the 2017 Annual Meeting. If a proposal is timely received, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008.

Carlsbad, CA June [•], 2016
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.alphatecspine.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Michael O’Neill, Chief Financial Officer, Vice President and Treasurer, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008.

APPENDIX A

ALPHATEC HOLDINGS, INC.
ATTN: EBUN S. GARNER
5818 EL CAMINO REAL
CARLSBAD, CA 92008

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

Nominees

01 Leslie H. Cross
02 Mortimer Berkowitz III
03 R. Ian Molson
04 Stephen E. O'Neil
05 Siri S. Marshall
06 James M. Corbett
07 Donald A. Williams

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Approval of the Company's 2016 Equity Incentive Plan.	☐	☐	☐
3. Approval of an Amendment to the Company's Certificate of Incorporation to Effect a Reverse Stock Split.	☐	☐	☐
4. Ratify Selection of the Company's Independent Registered Public Accounting Firm.	☐	☐	☐
5. Approval of an Advisory Vote on the Compensation of the Company's Named Executive Officers.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. If you wish to vote in accordance with the recommendations of the board of directors, just sign below. You need not mark any boxes.

0000294852_1 R1.0.1.25

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, 10K WRAP is/are available at www.proxyvote.com .

2016 Annual Meeting of Stockholders – July [ ], 2016
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated June [ ], 2016, in connection with the 2016 Annual Meeting of Stockholders to be held at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008 at 10:00 a.m., Pacific Time, on July [ ], 2016, and hereby appoints Ebun S. Garner, Esq. and Michael O'Neill, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Alphatec Holdings, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Meeting and at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, AND "FOR" ITEMS 2, 3, 4 AND 5.

0000294852_2 R1.0.1.25

(Continued and to be marked, dated and signed, on the other side)

APPENDIX B

ALPHATEC HOLDINGS, INC.

2016 EQUITY INCENTIVE PLAN

1.	DEFINITIONS.
Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this ALPHATEC HOLDINGS, INC. 2016 Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.
Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.
Board of Directors means the Board of Directors of the Company.
Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non‑feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Change of Control means the occurrence of any of the following events: (i) any one person, entity or group acquires ownership of capital stock of the Company that, together with the capital stock of the Company already held by such person, entity or group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of the Company; provided, however, if any one person, entity or group is considered to own more than 50% of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person, entity or group shall not be deemed to be a Change of Control; (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) any one person, entity or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person, entity or group) assets from the Company that have a total gross fair market value at least equal to 80% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, a transfer of assets by the Company shall not deemed to be a Change of Control if the assets are transferred to (A) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock in the Company, (B) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a person, entity or group that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding capital stock of the Company, or (D) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person, entity or group described in subparagraph (C) above. In all respects, the definition of “Change of Control” shall be interpreted to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the provisions of Treasury Notice 2005-1, and any successor statute, regulation and guidance thereto.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.
Common Stock means shares of the Company’s common stock, $0.001 par value per share.
Company means Alphatec Holdings, Inc., a Delaware corporation.
Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Common Stock means:
(1)If the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
(2)If the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and
(3)If the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.
ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.
Non‑Qualified Option means an option which is not intended to qualify as an ISO.
Option means an ISO or Non‑Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.
Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.
Plan means this Alphatec Holdings, Inc. 2016 Equity Incentive Plan.
Securities Act means the Securities Act of 1933, as amended.
Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.
Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.
Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.
The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non‑Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)    The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 9,000,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2006 Amended and Restated Employee, Director and Consultant Stock Option Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the effective date of this Plan, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 4,000,000 Shares shall be added to the Plan pursuant to subsection (ii).
(b)    If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.
The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b)Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,500,000 Shares be granted to any Participant in any fiscal year;
(d)Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;
(e) Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;
(f)Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;
(g)Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and
(h)Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.
The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non‑Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.
Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:
(a)    Non‑Qualified Options: Each Option intended to be a Non‑Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non‑Qualified Option:

(i)
Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)
Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)
Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)    ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non‑Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.
Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(i)
Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(ii)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(iii)
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.
The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the

Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.
The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.PERFORMANCE BASED AWARDS.
Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.
An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.
Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.
No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(i)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(ii)
Except as provided in Subparagraph (iii) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(iii)
The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(iv)
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(v)
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(vi)
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(i)	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(ii)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement:

(i)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(iii)
A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

(iv)
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Option Agreement:

(i)
In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

(iii)
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.
In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH or DISABILITY.
Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(i)
All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(ii)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.
Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(i)
The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(ii)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.
Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.
Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.
(a)    Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.
(b)    Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.
With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).
In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c)    Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)    Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.
(e)    Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).
(f)    Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.
No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON‑QUALIFIED OPTIONS; TERMINATION OF ISOs.
The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non‑Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non‑Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non‑Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.
In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in

Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.
The Plan will terminate on May 26, 2026, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.
The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.
Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	SECTION 409A.
If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.	INDEMNITY.
Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.	CLAWBACK.
Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

37.	GOVERNING LAW.
This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

APPENDIX C
FORM OF
CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION
OF
ALPHATEC HOLDINGS, INC.
It is hereby certified that:
1. The name of the corporation (hereinafter called the “Corporation”) is Alphatec Holdings, Inc. The date of the filing of its Certificate of Incorporation with the Secretary of State of the State of Delaware was March 4, 2005.
The Restated Certificate of Incorporation filed on June 7, 2006, is hereby amended as follows:

A.
To change the capitalization of the Corporation by adding the following paragraph to Article FOURTH, Section A of the Restated Certificate of Incorporation immediately following the first paragraph set forth in Article FOURTH, Section A of the Restated Certificate of Incorporation:

“Upon the effectiveness of the Certificate of Amendment of Restated Certificate of Incorporation, to effect a plan of recapitalization of the Common Stock by effecting a [•]-for-1 reverse stock split with respect to the issued and outstanding shares of the Common Stock (the "Reverse Stock Split"), without any change in the powers, preferences and rights or qualifications, limitations or restrictions thereof, such that, without further action of any kind on the part of the Corporation or its stockholders, every [•] ([•]) shares of Common Stock outstanding or held by the Corporation in its treasury on the date of the filing of the Certificate of Amendment (the "Effective Date") shall be changed and reclassified into one (1) share of Common Stock, $0.0001 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average closing price of the Common Stock, as reported by The NASDAQ Global Select Market (or if the Common Stock is not at such time traded on The NASDAQ Global Select Market, then as reported on the primary trading market for the Common Stock) for the five (5) trading days immediately prior to the Effective Date (or if such price is not available, the price determined by the Corporation's board of directors).”
2. The Amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, this [•] day of [•] 2016.

ALPHATEC HOLDINGS, INC.
By:
James M. Corbett President and Chief Executive Officer